    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 1999

                                                                FILE NO. 33-7647
                                                               FILE NO. 811-4782
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 60

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 61



                                 REPUBLIC FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  3435 Stelzer Road, Columbus, Ohio 43219-3035
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (614) 470-8000

                                 Walter B. Grimm
                  3435 Stelzer Road, Columbus, Ohio 43219-3035
               (Name and address of agent for service of process)

                                    Copy to:

                             Allan S. Mostoff, Esq.
                             Dechert Price & Rhoads
                  1775 Eye Street, N.W., Washington, D.C. 20006

                        --------------------------------

It is proposed that this filing will become effective 60 days after filing pursuant to paragraph (a) (1)

                        --------------------------------

       If appropriate, check the following box:

       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       The Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1933, as amended. The Registrant has filed Rule 24f-2 notices with respect to its series as follows: Republic U.S. Government Money Market Fund (for its fiscal year ended September 30. 1997) on December 23, 1997; Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund for their fiscal years ended October 31, 1997 on January 27, 1998.


CROSS REFERENCE SHEET

PART A;  INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER                                                                     PROSPECTUS CAPTION

Item 1.                        Front and Back Cover Page                        Front and Back Cover Page

Item 2.                        Risk/Return Summary:  Investments,               Risk/Return Summary and
                               Risks and Performance                            Fund Expenses

Item 3.                        Risk/Return Summary:  Fee Table                  Risk/Return Summary and
                                                                                Fund Expenses

Item 4.                        Investment Objectives, Principal                 Investment Objectives and
                               Investment Strategies, and Related Risks         Strategies; Investment Risks

Item 5                         Management's Discussion                          Not Applicable
                               of Fund Performance

Item 6.                        Management, Organization, and                    Fund Management
                               Capital Structure

Item 7.                        Shareholder Information                          Shareholder Information

Item 8.                        Distribution Arrangements                        Distribution Arrangements/
                                                                                Sales Charges

Item 9.                        Financial Highlights Information                 Financial Highlights

PART B;  INFORMATION REQUIRED IN STATEMENT /OF ADDITIONAL INFORMATION

                                                                                STATEMENT OF ADDITIONAL
ITEM NUMBER                                                                     INFORMATION CAPTION

Item 10.                       Cover Page and Table of Contents                 Cover Page and Table of Contents

Item 11.                       Fund History                                     Capitalization

Item 12.                       Description of the Fund and Its                  Investment Objective, Policies
                               Investments and Risks                            and Restrictions

Item 13.                       Management of the Fund                           Management of the Trust

Item 14.                       Control Persons and Principal                    Other Information
                               Holders of Securities

Item 15.                       Investment Advisory and                          Management of the Trust
                               Other Securities                                 Investment Adviser

Item 16.                       Brokerage Allocation                             Portfolio Transactions

Item 17.                       Capital Stock and Other Securities               Other Information

Item 18.                       Purchase, Redemption and Pricing                 Purchase of Shares; Redemption

                               of Shares                                        of Shares; Determination of Net
                                                                                Asset Value

Item 19.                       Taxation of the Fund                             Taxation

Item 20.                       Underwriters                                     Management of the Trust -
                                                                                Administrator, Distributor and
                                                                                Sponsor

Item 21.                       Calculation of Performance Date                  Performance Information

Item 22.                       Financial Statements                             Financial Statements


PART C

        Information required to be in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

EXPLANATORY NOTE

        This post-effective amendment no. 60 (the "Amendment") to the Registrant's registration statement on Form N-1A (File no. 33-7647) (the "Registration Statement") is being filed to amend the Registrant's disclosure with respect the Republic Money Market Fund, Republic U.S. Government Money Market Fund, and Republic New York Tax-Free Money Market Fund. This post-effective amendment discloses the addition of a new class of shares for each Fund and an increase in the shareholder servicing fee with respect to existing Class A Shares. The Amendment does not affect any other series of the Registrant, which are the subject of other post-effective amendments to the Registration Statement.

REPUBLIC FUNDS
--------------------------------------------------------------------------------


PROSPECTUS




           ________________, 19__




                                    REPUBLIC MONEY MARKET FUND

                                    REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND

                                    REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND












THE SECURITIES AND
EXCHANGE COMMISSION HAS
NOT APPROVED THE SHARES
DESCRIBED IN THIS
PROSPECTUS OR DETERMINED
WHETHER THIS PROSPECTUS IS
ACCURATE OR COMPLETE.
ANYONE WHO TELLS YOU
OTHERWISE IS COMMITTING A
CRIME.


-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                    PAGE

RISK/RETURN SUMMARY
AND FUND EXPENSES                                     REPUBLIC MONEY MARKET FUND                    ____

                                                      REPUBLIC U.S. GOVERNMENT
                                                      MONEY MARKET FUND                             ____

                                                      REPUBLIC NEW YORK TAX-FREE
                                                      MONEY MARKET FUND                             ____

INVESTMENT OBJECTIVES, STRATEGIES                     REPUBLIC MONEY MARKET FUND                    ____
         AND RISKS
                                                      REPUBLIC U.S. GOVERNMENT
Carefully review this important section, which        MONEY MARKET FUND
summarizes each Fund's investments,                                                                 ____
risks, past performance, and fees.                    REPUBLIC NEW YORK TAX-FREE
                                                      MONEY MARKET FUND                             ____

FUND MANAGEMENT                                       THE INVESTMENT ADVISER                        ____

Review this section for details on                    PORTFOLIO MANAGER                             ____
the people and organizations
who provide services to the Funds.                    THE DISTRIBUTOR AND ADMINISTRATOR             ____

SHAREHOLDER INFORMATION                               PRICING OF FUND SHARES                        ____

Review this section for details on how shares are     PURCHASING AND ADDING TO YOUR SHARES          ____
valued, how to purchase, sell and exchange shares.
This section also describes related charges, and      SELLING YOUR SHARES                           ____
payments of dividends and distributions.
                                                      GENERAL POLICIES ON SELLING SHARES            ____

                                                      DISTRIBUTION ARRANGEMENTS/SALES CHARGES       ____

                                                      DIVIDENDS, DISTRIBUTIONS AND TAXES            ____

                                                      EXCHANGING YOUR SHARES                        ____

FINANCIAL HIGHLIGHTS
                                                                                                    ____
Review this section for details on selected
financial statements of the Funds.

RISK/RETURN SUMMARY AND FUND EXPENSES
-------------------------------------------------------------------------------

RISK/RETURN SUMMARY
The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in the Funds, after this summary.


REPUBLIC MONEY MARKET FUND

INVESTMENT OBJECTIVES               The investment objective of the Money Market
                                    Fund is to provide shareholders of the Fund
                                    with liquidity and as high a level of
                                    current income as is consistent with the
                                    preservation of capital.



PRINCIPAL INVESTMENT STRATEGIES     The Fund seeks to achieve the investment
                                    objective by investing the assets of the
                                    Fund in a portfolio of high quality money
                                    market instruments with maturities of 397
                                    days or less, and repurchase agreements with
                                    respect to these types of obligations.

                                    The Fund invests primarily in bank
                                    certificates of deposit, bankers'
                                    acceptances, prime commercial paper,
                                    corporate obligations, municipal
                                    obligations, and U.S. government securities.

                                    The Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of financial institutions.



PRINCIPAL INVESTMENT RISKS          An investment in the Fund is not a deposit
                                    of Republic National Bank of New York and is
                                    not insured or guaranteed by the Federal
                                    Deposit Insurance Corporation or any other
                                    government agency. Although the Fund seeks
                                    to preserve the value of your investment at
                                    $1.00 per share price, it is possible to
                                    lose money by investing in the Fund.

                                    The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions

                                    Interest Rate Risk: Changes in interest
                                    rates will affect the yield or value of the Fund's investments in debt securities.




WHO MAY WANT TO INVEST?            Consider investing in the Fund if you:
                                   -        ARE SEEKING PRESERVATION OF CAPITAL
                                   -        HAVE A LOW RISK TOLERANCE
                                   -        ARE WILLING TO ACCEPT LOWER
                                            POTENTIAL RETURNS IN EXCHANGE FOR
                                            A HIGH DEGREE OF SAFETY
                                   -        ARE INVESTING FOR A SHORT-TERM

                                   This Fund will not be appropriate for anyone:
                                   -        SEEKING HIGH TOTAL RETURNS
                                   -        PURSUING A LONG-TERM GOAL OR
                                            INVESTING FOR RETIREMENT


The investment objective and strategies of the Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective and strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


RISK/RETURN SUMMARY AND FUND EXPENSES

The table on this page lists the average annual total return for each class of shares of the Money Market Fund for various time periods. The returns for Class B, Class C, Class D and Class Y Shares will differ from the Class A returns because of differences in expenses of each class. The table below

The table assumes that Class B and Class C shareholders redeem all their fund shares at the end of the period indicated.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                             Inception Date  Past Year       Past 5 Years    Since Inception
Class A                       Nov. 9, 1998      N/A              N/A               ____%
Class B
(with applicable CDSC)        Nov. 9, 1998      N/A              N/A               ____%
Class C
(with applicable CDSC)        Nov. 9, 1998      N/A              N/A               ____%

Class D                       Apr. 1, 1999      N/A              N/A               N/A

Class Y                       Nov. 9, 1998      N/A              N/A               ____%

As of December 31, 1998 the 7-day yields of the Fund's Class A, B, C, D and Y shares were 4.60%, 3.85%*, 3.85%*, N/A and 4.86%, respectively. Without voluntary expense limitations, the Fund's yields would have been 4.84%, 4.09%*, 4.09%*, N/A and 5.10% respectively, for these time periods. For current yield information on the Fund, call 1-800-___________. The Money Market Fund's yield appears in the Wall Street Journal each Thursday.

The table above reflects the impact of any contingent deferred sales charges that apply to Class B and Class C Shares of Money Market Fund.

* There were no Class B or Class C shareholders prior to December 31, 1998. The yields for Class B and Class C shares are estimates, based upon Class A Share yields, plus additional expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES

As an investor in the Money Market Fund, you will pay the following fees and expenses. Shareholder transaction expenses are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

The Fund offers five different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B AND CLASS C SHARES are not offered for sale but are only offered as an exchange option. See "Exchanging your Shares."

CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

CLASS Y SHARES (or "Adviser Shares") are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Investment Adviser ("Republic") and its affiliates.


MONEY MARKET FUND



 Shareholder
 Transaction
 Expenses (fees
 paid by you
 directly)           A SHARES     B SHARES     C SHARES     D SHARES     Y SHARES

 Maximum sales
 charge (load)
 on purchases        None         None         None         None         None
 -------------------------------------------------------------------------------------
 Maximum deferred
 sales charge (load)
 on redemptions      None         4.00%        1.00%        None         None



 Annual Fund
 Operating
 Expenses
 (fees paid from
 Fund assets)      A SHARES     B SHARES     C SHARES     D SHARES     Y SHARES
 -------------------------------------------------------------------------------------
 Management fee      .20%         .20%         .20%         .20%         .20%

 -------------------------------------------------------------------------------------
 Distribution
 (12b-1) fee         .00%*        .75%         .75%         .00%*        None

 -------------------------------------------------------------------------------------
 Shareholder         .60%         .25%         .25%         .25%         .25%
 services fee

 -------------------------------------------------------------------------------------
 Other expenses      .20%         .20%         .20%         .20%         .20%

 ------------------------------------------------------------------------------------
 Total Fund
 operating          1.00%        1.40%        1.40%         .65%         .40%
 expenses**

 -------------------------------------------------------------------------------------

    The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

* There is a 12b-1 plan for Class A and Class D Shares, which authorizes payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 Plan have been made.
** Class D Shares were not offered prior to April 1, 1999. The total fund operating expenses for Class D Shares are based on fees historically paid by Class A Shares.

RISK/RETURN SUMMARY AND FUND EXPENSES

EXPENSE EXAMPLE

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of each period
    - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

MONEY MARKET FUND                  1        3
-----------------
                                 Year     Years

CLASS A SHARES                    $__      $___
-----------------------------------------------
CLASS B SHARES
  Assuming Redemption            $543      $643

  Assuming no Redemption         $143      $443
-----------------------------------------------
CLASS C SHARES
  Assuming Redemption            $243      $443

  Assuming no Redemption         $143      $443
-----------------------------------------------
CLASS D SHARES
                                 $ 66      $208
-----------------------------------------------

CLASS Y SHARES                   $ 41      $128

-----------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVES               The investment objective of the U.S.
                                    Government Money Market Fund is to
                                    provide shareholders of the Fund with
                                    liquidity and as high a level of current
                                    income as is consistent with the
                                    preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES     The Fund seeks to achieve this
                                    investment objective by investing in
                                    obligations issued or guaranteed by the U.S.
                                    Government, its agencies or
                                    instrumentalities with maturities of 397
                                    days or less, and repurchase agreements with
                                    respect to such obligations.

                                    The Fund invests primarily in issues of the U.S. Treasury, such as bills, notes and bonds, and issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress.

PRINCIPAL INVESTMENT RISKS          An investment in the Fund is not a deposit
                                    of Republic National Bank of New York and is
                                    not insured or guaranteed by the Federal
                                    Deposit Insurance Corporation or any other
                                    government agency. Although the Funds seeks
                                    to preserve the value of your investment at
                                    $1.00 per share, it is possible to lose
                                    money by investing in the Fund.

                                    The Fund's performance per share will
                                    change daily based on many factors,
                                    including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

                                    Interest Rate Risk: Changes in interest
                                    rates will affect the yield or value of the Fund's investments in debt securities.

WHO MAY WANT TO INVEST?             Consider investing in the Fund if you:
                                    -   ARE SEEKING PRESERVATION OF CAPITAL
                                    -   HAVE A LOW RISK TOLERANCE
                                    -   ARE WILLING TO ACCEPT LOWER POTENTIAL
                                        RETURNS IN EXCHANGE FOR A HIGH DEGREE
                                        OF SAFETY
                                    -   ARE INVESTING FOR A SHORT-TERM

                                    This Fund will not be appropriate for
                                    anyone:
                                    -   SEEKING HIGH TOTAL RETURNS
                                    -   PURSUING A LONG-TERM GOAL OR INVESTING
                                        FOR RETIREMENT

The investment objective and strategies of the Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective and strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

RISK/RETURN SUMMARY AND FUND EXPENSES

The chart and table on this page show                               PERFORMANCE BAR CHART AND TABLE
how the U.S. Government Money Market
Fund has performed and how its                         Year-by-Year Total Returns as of 12/31 for Class A Shares
performance has varied from year to
year. The bar chart shows changes in                                      1991         5.59%
the Fund's yearly performance for the                                     1992         3.29%
past eight years to demonstrate that                                      1993         2.78%
the Fund has gained value at differing                                    1994         3.96%
times.                                                                    1995         5.44%
                                                                          1996         4.84%
                                                                          1997         4.95%
The returns for Class B, Class C, Class D
and Class Y Shares will differ from            Of course, past performance does not indicate how the Fund will perform
the Class A returns shown in the bar chart     in the future.
because of differences in expenses of
each class. The table below lists the average
annual total return for each class
of shares for various time
periods.  The table assumes that Class         --------------------------------------------------------------------------
B and Class C shareholders redeem all                      Best  quarter: Q March 91       + 1.60%
their fund shares at the end of the            --------------------------------------------------------------------------
period indicated.                                          Worst quarter: Q March 93       + 0.64%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                              Inception Date    Past Year        Past 5 Years      Since Inception

Class A                       May 3, 1990       4.86%            4.80%             4.72%
Class B
(with applicable CDSC)        Mar. 31, 1998     N/A              N/A               ____%
Class C
(with applicable CDSC)        Nov. 9, 1998      N/A              N/A               ____%

Class D                       Apr. 1, 1999      N/A              N/A               N/A

Class Y                       July 1, 1996      5.13%            N/A               5.14%

As of December 31, 1998 the 7-day yields of the Fund's Class A, B, C, D and Y shares were 4.33%, 3.55%*, 3.55%*, N/A and 4.59%, respectively. [Without voluntary expense limitations, the Fund's yields would have been 4.86%, N/A, N/A, N/A, and ___% respectively, for these time periods]. For current yield information on the Fund, call 1-800-___________. The U.S. Government Money Market Fund's yield appears in the Wall Street Journal each Thursday.

The table above reflects the impact of any contingent deferred sales charges that apply to Class B and Class C Shares of the U.S. Government Money Market Fund.

* There were no Class B or Class C shareholders prior to December 31, 1998. The yields for Class B and Class C shares are estimates, based upon the Class A Share yield, plus additional expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES                            U.S GOVERNMENT MONEY MARKET FUND

As an investor in the U.S. Government
Money Market Fund, you will pay the
following fees and expenses.
Shareholder transaction expenses are
paid from your account. Annual Fund
operating expenses are paid out of
Fund assets, and are reflected in the
share price.

                                            Shareholder
                                            Transaction
                                            Expenses (fees
                                            paid by you
                                            directly)         A SHARES     B SHARES     C SHARES     D SHARES     Y SHARES

                                            Maximum sales
                                            charge (load)
                                            on purchases        None         None         None         None         None
                                            -------------------------------------------------------------------------------------
The Fund offers five different types of     Maximum deferred
shares:                                     sales charge
                                            (load)
                                            on redemptions      None         4.00%        1.00%        None         None

CLASS A SHARES (or "Investor
Shares") are offered to the public,
customers of Shareholder Servicing
Agents and certain securities brokers       Annual Fund
on a continuous basis with no sales         Operating
charge on purchases.                        Expenses
                                            (fees paid from
CLASS B AND CLASS C SHARES are not          Fund assets       A SHARES     B SHARES     C SHARES     D SHARES     Y SHARES
offered for sale but are only
offered as an exchange option.  See         -------------------------------------------------------------------------------------
"Exchanging your Shares."                   Management fee      .20%         .20%         .20%         .20%         .20%

                                            -------------------------------------------------------------------------------------

CLASS D SHARES (or "Private Investor        Distribution
Shares") are identical to Class A           (12b-1) fee         .00%*        .75%         .75%         .00%*        None
Shares, except that Class D Shares
are offered only to domestic private
banking clients and are subject to lower    -------------------------------------------------------------------------------------
operating expenses.                         Shareholder         .60%         .25%         .25%         .25%         .25%
                                            services fee

                                            -------------------------------------------------------------------------------------
CLASS Y SHARES (or "Adviser                 Other expenses      .20%         .20%         .20%         .20%         .20%
Shares") are continuously offered for
sale only to customers of Shareholder
Servicing Agents.  At present, the only     -------------------------------------------------------------------------------------
Shareholder Servicing Agents for Class      Total Fund
Y Shares are the Investment Adviser         operating          1.00%        1.40%        1.40%         .65%         .40%
("Republic") and its affiliates.            expenses**

                                            -------------------------------------------------------------------------------------

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

 * There is a 12b-1 plan for Class A and Class D Shares, which authorizes payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 Plan have been made.

** Class D Shares were not offered prior to April 1, 1999. The total fund operating expenses for Class D Shares are based on fees historically paid by Class A Shares.

RISK/RETURN SUMMARY AND FUND EXPENSES

EXPENSE EXAMPLE

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of each period
    - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

U.S. GOVERNMENT                     1        3         5         10
MONEY MARKET FUND                 Year     Years     Years      Years
CLASS A SHARES                   $__      $___      $___      $___

                                 -------------------------------------
CLASS B SHARES
  Assuming Redemption            $543      $643      $766     $1,286

  Assuming no Redemption         $143      $443      $766     $1,286
                                 -------------------------------------
CLASS C SHARES
  Assuming Redemption            $243      $443      $766     $1,680

  Assuming no Redemption         $143      $443      $766     $1,680
                                 -------------------------------------

CLASS D SHARES
                                 $ 66      $208      $362     $  810
                                 -------------------------------------

CLASS Y SHARES                   $ 41      $128      $224     $  505

                                 -------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND


INVESTMENT OBJECTIVES               The investment objective of the New York
                                    Tax-Free Money Market Fund is to provide
                                    shareholders of the Fund with liquidity and
                                    as high a level of current income that is
                                    exempt from federal, New York State and New
                                    York City personal income taxes as is
                                    consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES     The Fund seeks to achieve this investment
                                    objective by investing the assets of the
                                    Fund primarily in a non-diversified
                                    portfolio of short-term, high quality,
                                    tax-exempt money market instruments.

                                    The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax.

                                    The Fund may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

PRINCIPAL INVESTMENT RISKS          An investment in the Fund is not a deposit
                                    of Republic National Bank of New York and is
                                    not insured or guaranteed by the Federal
                                    Deposit Insurance Corporation or any other
                                    government agency. Although the Fund seeks
                                    to preserve the value of your investment at
                                    $1.00 per share, it is possible to lose
                                    money by investing in the Fund.

                                    The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions

                                    Because the Fund will concentrate its
                                    investments in New York obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

                                    INTEREST RATE RISK: Changes in interest
                                    rates will affect the yield or value of the Fund's investment in debt securities.

WHO MAY WANT TO INVEST?             Consider investing in the Fund if you:
                                    -   ARE SEEKING TAX-FREE INCOME
                                    -   ARE SEEKING PRESERVATION OF CAPITAL
                                    -   HAVE A LOW RISK TOLERANCE
                                    -   ARE WILLING TO ACCEPT LOWER POTENTIAL
                                        RETURNS IN


                                        EXCHANGE FOR A HIGH DEGREE OF SAFETY
                                    -   ARE INVESTING FOR A SHORT-TERM
                                    -   LIVE IN NEW YORK

                                    This Fund will not be appropriate for
                                    anyone:
                                    -   SEEKING HIGH TOTAL RETURNS
                                    -   PURSUING A LONG-TERM GOAL OR INVESTING
                                        FOR RETIREMENT
                                    -   INVESTING THROUGH A TAX-ADVANTAGED
                                        RETIREMENT PLAN


The investment objective and strategies of the Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective and strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

RISK/RETURN SUMMARY AND FUND EXPENSES

The chart and table on this page show how the New York Tax-Free Money Market Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance for the past three years to demonstrate that the Fund has gained value at differing times.

The returns for Class B, Class C, Class D and Class Y Shares will differ from the Class A returns shown in the bar chart because of differences in expenses of each class. The table below lists the average annual total return for each class of shares for various time periods. The table assumes that Class B and Class C shareholders redeem all their fund shares at the end of the period indicated.


PERFORMANCE BAR CHART AND TABLE

Year-by-Year Total Returns as of 12/31 for Class A Shares

1995      3.46%
1996      2.94%
1997      3.06%


Of course, past performance does not indicate how the Fund will perform past three years to demonstrate that in the future.


-------------------------------------------------------------------------
            Best  quarter: Q June 95        + 0.92%

            Worst quarter: Q Dec. 98        + 0.65%
-------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                             Inception Date    Past Year      Past 5 Years      Since Inception

Class A                       Nov. 17, 1994     2.83%            N/A               3.09%
Class B
(with applicable CDSC)        Feb. 1, 1998      N/A              N/A               ____%
Class C
(with applicable CDSC)        Nov. 9, 1998      N/A              N/A               ____%

Class D                       Apr. 1, 1999      N/A              N/A               N/A

Class Y                       July 1, 1996      3.29%            N/A               3.19%

As of December 31, 1998 the 7-day yields of the Fund's Class A, B, C, D and Y shares were 2.79%, 2.05%*, 2.05%*, N/A and 3.05%, respectively. [As of December 31, 1998 the 7-day tax-equivalent yields of the Fund's Class A, B, C, D and Y shares were ____%, ____%, ____%, ____% and ____%, respectively. Without voluntary expense limitations, the Fund's yields would have been 3.24%, N/A, N/A, N/A and 3.44%, respectively, for these time periods. Without expense limitations, the Fund's tax-equivalent yields would have been ____%, ____%, ____%, ____% and ____%, respectively, for these time periods.] For current yield information on the Fund, call 1-800-___________. The New York Tax Free Money Market Fund's yield appears in the Wall Street Journal each Thursday.

The table above reflects the impact of any contingent deferred sales charges that apply to Class B and Class C shares of the New York Tax Free Money Market Fund.

* There were no Class B or Class C shareholders prior to December 31, 1998. The yields for Class B and Class C shares are estimates, based upon Class A Share yields, plus additional expenses.

      RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES                           NEW YORK TAX-FREE MONEY MARKET FUND
As an investor in the New York Tax Free
Money Market Fund, you will                 Shareholder
pay the following fees and expenses.        Transaction
Shareholder transaction expenses are        Expenses (fees
paid from your account. Annual Fund         paid by you
operating expenses are paid out of          directly)          A SHARES     B SHARES     C SHARES     D SHARES     Y SHARES
Fund assets, and are reflected in the
share price.                                Maximum sales
                                            charge (load)
The Fund offers five different types of     on purchases       None         None         None         None         None
shares:                                     -------------------------------------------------------------------------------------
                                            Maximum deferred
                                            sales charge
CLASS A SHARES (or "Investor                (load)             None         4.00%        1.00%        None         None
Shares") are offered to the public,         on redemptions
customers of Shareholder Servicing
Agents and certain securities brokers       Annual Fund
on a continuous basis with no sales         Operating
charge on purchases.                        Expenses
                                            (fees paid from
CLASS B AND CLASS C SHARES are not          Fund assets)        A SHARES     B SHARES     C SHARES     D SHARES     Y SHARES
offered for sale but are only
offered as an exchange option.  See         -------------------------------------------------------------------------------------
"Exchanging your Shares."                   Management fee      .15%         .15%         .15%         .15%         .15%

                                            -------------------------------------------------------------------------------------
CLASS D SHARES (or "Private Investor        Distribution
Shares") are identical to Class A           (12b-1) fee         .00%*        .75%         .75%         .00%*        None
Shares, except that Class D Shares
are offered only to domestic private        -------------------------------------------------------------------------------------
banking clients and are subject to lower    Shareholder         .60%         .25%         .25%         .25%         .25%
operating expenses.                         services fee

                                            -------------------------------------------------------------------------------------
                                            Other expenses      .20%         .20%         .20%         .20%         .20%
CLASS Y SHARES (or "Adviser
Shares") are continuously offered for       -------------------------------------------------------------------------------------
sale only to customers of Shareholder       Total Fund
Servicing Agents.  At present, the only     operating           .95%         1.35%        1.35%        .35%         .35%
Shareholder Servicing Agents for            expenses**
Class Y Shares are the Investment Adviser
("Republic") and its affiliates.
                                            -------------------------------------------------------------------------------------


The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

 * There is a 12b-1 plan for Class A and Class D Shares, which authorizes payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 Plan have been made.
** Class D Shares were not offered prior to April 1, 1999. The total fund operating expenses for Class D Shares are based on fees historically paid by Class A Shares.

RISK/RETURN SUMMARY AND FUND EXPENSES

EXPENSE EXAMPLE

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of each period
    - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

NEW YORK TAX-FREE                  1        3         5        10
-----------------                Year     Years     Years     Years
MONEY MARKET FUND
-----------------

CLASS A SHARES                   $__       $___      $___     $___

--------------------------------------------------------------------
CLASS B SHARES
  Assuming Redemption            $543      $643      $766     $1,286

  Assuming no Redemption         $143      $443      $766     $1,286

--------------------------------------------------------------------
CLASS C SHARES
  Assuming Redemption            $243      $443      $766     $1,680

  Assuming no Redemption         $143      $443      $766     $1,680

--------------------------------------------------------------------
CLASS D SHARES                   $ 66      $208      $362     $  810
--------------------------------------------------------------------

CLASS Y SHARES                   $ 41      $128      $224     $  505

--------------------------------------------------------------------

                      INVESTMENT OBJECTIVES AND STRATEGIES


                           REPUBLIC MONEY MARKET FUND
-------------------------------------------------------------------------------

Ticker Symbols: Class A:____ Class B:____ Class C:____ Class D:__ Class Y:_____

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

         The investment objective of the Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

         The Money Market Fund seeks to achieve this investment objective by investing in a portfolio of high quality money market instruments with maturities of 397 days or less, and repurchase agreements with respect to these types of obligations. The Fund primarily invests in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate obligations and U.S. government securities.

         Consistent with its investment objectives, the Money Market Fund:

         - will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

         - will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

         - may invest without limit in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.

         - may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries. The Fund will invest no more than 25% of its assets in such obligations and may do so only when, in the opinion of the Fund's investment adviser, the yield, marketability and availability of investments in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries.

         - may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions will be fully collateralized at all times with cash and short-term debt obligations.

INVESTMENT OBJECTIVES AND STRATEGIES


                   REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

Ticker Symbols: Class A:____ Class B:____ Class C:____ Class D:____ Class Y:___

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

      The investment objective of the U.S. Government Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The U.S. Government Money Market Fund seeks to achieve this investment objective by investing at least 65% of the assets of the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of 397 days or less, and repurchase agreements with respect to these types of obligations.

      Consistent with the Fund's investment objectives, the U.S. Government Money Market Fund will invest in:

      -       issues of the U.S. Treasury, such as bills, notes and bonds.

      - issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:

              * supported by the "full faith and credit" of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).

              * supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).

              * supported only by the credit of the agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

                      INVESTMENT OBJECTIVES AND STRATEGIES

                  REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

Ticker Symbols: Class A:____ Class B:____ Class C:____ Class D:____ Class Y:___



INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

      The investment objective of the New York Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

      The New York Tax-Free Money Market Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less.

      The Fund will primarily invest in municipal bonds, notes and commercial paper issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.

      Consistent with the Fund's investment objectives, the New York Tax-Free Money Market Fund:

      - will invest at least 80% of the Fund's net assets in tax exempt obligations.

      - may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above.

      - may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

      - may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

INVESTMENT RISKS

                  GENERAL RISK FACTORS: ALL MONEY MARKET FUNDS
--------------------------------------------------------------------------------
         The Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

         An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, Republic National Bank of New York or any other bank, and the Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

         There can be no assurance that the investment objectives of each Fund will be achieved. In addition, each Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Funds, may result in frequent changes in each Fund's portfolio, which may give rise to taxable gains and reduce investment returns. The Funds may also be subject to credit risks. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

YEAR 2000

         Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the Fund invests where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

         The Fund has been assured that the Adviser and the Fund's other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Fund's operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Fund's Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

         In the event that any systems upon which the Fund is dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur.

         While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Fund's service providers cannot be accurately assessed at this time, the Fund currently has no reason to believe that the Year 2000 plans of the Adviser and the Fund's service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition of those of the Fund. The Fund and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and the Fund's service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.


                    SPECIFIC RISK FACTORS: MONEY MARKET FUND
--------------------------------------------------------------------------------

         Foreign investments subject the Fund to investment risks different from those associated with domestic investments. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange, withholding taxes, or a lack of adequate company information, and lack of government regulation.

           SPECIFIC RISK FACTORS: NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

         Because this Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

         The Fund may also be subject to credit risks. New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties. The Fund could lose money if the issuer of a security is unable to meet its financial obligations.

      The purchase of participation interests may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

         Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

FUND MANAGEMENT

THE INVESTMENT ADVISER

         Republic National Bank of New York ("Republic" or the "Adviser"), 452 Fifth Avenue, New York, New York, is the investment adviser for the Funds, pursuant to an Investment Advisory Contract with the Republic Funds. Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. As of June 30, 1998, Republic was the 17th largest commercial bank in the United States as measured by assets. Republic currently provides investment advisory services for individuals, trusts, estates and institutions. Republic manages more than $___ billion in assets, including $___ billion in the Republic Family of Funds.

      Through its portfolio management team, Republic makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

         For these advisory services, the Funds pay Republic as follows:

                                                     PERCENTAGE OF AVERAGE NET
                                                       ASSETS AS OF 10/31/98
-------------------------------------------------------------------------------
Money Market Fund                                            .20%*

-------------------------------------------------------------------------------
U.S. Government Money Market Fund                            .10%**
-------------------------------------------------------------------------------
New York Tax-Free Money Market Fund                          .08%**
-------------------------------------------------------------------------------

* The Money Market Fund did not commence operations until November 9, 1998. This percentage does not reflect any waiver of fees by the advisor.

** Republic waived a portion of its contractual fees with the Funds for the most recent fiscal year. Contractual fees (without waivers) are:
         U.S. Government Money Market Fund, .20%; and New York Tax-Free Money Market Fund, .15%.

THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator. Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

BISYS also serves as the distributor of the Fund's shares. BISYS may provide financial assistance to the Funds in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

Each Fund's Statement of Additional Information has more detailed information about the Adviser, Distributor and Administrator, and other service providers.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                      NAV =

                           TOTAL ASSETS - LIABILITIES
                           --------------------------
                                Number of Shares
                                   Outstanding


MONEY MARKET FUND

The net asset value per share (NAV) of the Money Market Fund, the U.S. Government Money Market Fund, and the New York Tax-Free Money Market Fund (collectively, the "Money Market Funds" or "Funds") is determined twice a day - at 12 noon Eastern time and at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The Funds value their securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on "Distribution Arrangements/Sales Charges."

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES

You may purchase Funds through the Republic Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


  ACCOUNT TYPE                MINIMUM            MINIMUM
                         INITIAL INVESTMENT    SUBSEQUENT

  CLASS A AND CLASS D
  SHARES
  Regular                   $ 1,000                $ 100
  (non-retirement)

  Retirement (IRA)          $   250                $ 100

  Automatic
  Investment Plan           $   250                $  25

  CLASS Y SHARES            $                      $
                            -------                ------


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders

CLASS B SHARES AND CLASS C SHARES of the Funds are not offered for sale but are only offered as an exchange option for Class B and Class C Shareholders of the Trust's other investment portfolios.






--------------------------------------------------------------------------------
AVOID 31% TAX WITHHOLDING

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to "Republic Funds" and include the name of the appropriate Fund(s) on the check.

Mail to: Republic Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Subsequent:

1.       Use the investment slip attached to your account statement.
         Or, if unavailable,

2.       Include the following information in writing:
         -   Fund name
         -   Share class
         -   Amount invested
         -   Account name
         -   Account number
         Include your account number on your check.

Mail investment slip and check to: Republic Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

SHAREHOLDER INFORMATION

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-___-____. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-___-____to arrange a transfer from your bank account.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

BY WIRE TRANSFER

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

For initial investment:

Fax the completed application, along with a request for a confirmation number to 1-800-___-____. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:

Instruct your bank to wire transfer your investment to: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035,
Attn. Transfer Agent.
Name of Bank
Routing Number:  ABA #011001438
Acct. #5999-99451
Include:
Your name
Your confirmation number
After instructing your bank to wire the funds, call ___-___-____ to advise us of the amount being transferred and the name of your bank

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

SHAREHOLDER INFORMATION

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:
     -  Complete the Automatic Investment Plan portion on your
        Account Application.
        Make sure you note:
          -     Your bank name, address and account number
          -     The amount you wish to invest automatically
                (minimum $25)
          - How often you want to invest (every month, 4 times a year, twice a year or once a year)
          -     Attach a voided personal check.

To invest regularly from your paycheck or government check: Call 1-800-___-____ for an enrollment form.


DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Republic Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and C shares, because Class A Shares have lower distribution expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Class Y Shares receive the highest dividends, because they have the lowest operating expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION, WHICH MAY BE TAXABLE.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.



--------------------------------------------------------------------------------
WITHDRAWING MONEY FROM YOUR
FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE
When you sell Class B or C shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through you financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By telephone                           1. Call 1-800-___-____ with instructions as to how you wish to
(unless you have declined              receive your funds (mail, wire, electronic transfer).  (See
telephone sales privileges)            "General Policies on Selling Shares--Verifying Telephone
                                       Redemptions" below)
------------------------------------------------------------------------------------------------------------
By mail or overnight service           1. Call 1-800-___-____to request redemption forms or write a
(See "General Policies on              letter of instruction indicating:
Selling Shares--Redemptions in         - your Fund and account number
Writing Required" below)               - amount you wish to redeem
                                       - address where your check should be sent
                                       - account owner signature
                                       2. Mail to:
                                       Republic Funds
                                       c/o BISYS Fund Services
                                       3435 Stelzer Road
                                       Columbus, Ohio 43219-3035.


--------------------------------------------------------------------------------------------------------
Wire transfer                          Call 1-800-___-____to request a wire transfer.
You must indicate this option on
your account application.              If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.  Otherwise, it
The Fund may charge a wire             will normally be wired on the second business day after your
transfer fee.                          call.
Note: Your financial institution
may also charge a separate fee.

--------------------------------------------------------------------------------------------------------
Electronic Redemptions                 Call 1-800-___-____ to request an electronic redemption.

Your bank must participate in          If you call by 4 p.m. Eastern time, the NAV of your shares
the Automated Clearing House           will normally be determined on the same day and the proceeds
(ACH) and must be a U.S. bank.         credited within 7 days.
Your bank may charge for this
service.



SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

- Make sure you've checked the appropriate box on the Account Application. Or call 1-800-___-____.

-        Include a voided personal check.

-        Your account must have a value of $10,000 or more to start withdrawals.

- If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

CHECK REDEMPTION SERVICE

You may write up to _____ checks a month in amounts of $250 or more on your account in the Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You must maintain the minimum required account balance of ($_____) and you may not close your Money Market Fund account by writing a check.

GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED
You must request redemption in writing in the following situations:
1.    Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee, which include each of the following.
      - Redemptions over $10,000
      - Your account registration or the name(s) in your account has changed within the last 15 days
      - The check is not being mailed to the address on your account
      - The check is not being made payable to the owner of the account
      - The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT
When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS
If your account falls below $50, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash:
If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund.

---------------------------------------------------------------------------------------------------------------
                             CLASS A SHARES                CLASS D SHARES                CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------
Sales Charge (Load)          No front-end sales            No front-end sales            No front-end sales
                             charge.                       charge.                       charge.
---------------------------------------------------------------------------------------------------------------
Distribution                 Subject to aggregate          Subject to aggregate          No distribution or
(12b-1) and Service          annual distribution and       annual distribution and       service fees
Fees                         shareholder servicing         shareholder servicing
                             fees of up to .60% of         fees of up to .25% of
                             the Fund's total assets.      the Fund's total assets.

---------------------------------------------------------------------------------------------------------------
Fund Expenses                Lower annual expenses         Lower annual expenses         Lower annual expenses
                             than Class B or C             than Class A, B or C          than Class A, B, C or D
                             shares.                       shares.                       shares.
---------------------------------------------------------------------------------------------------------------

CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are not being sold but are only offered as an exchange option for Class B shareholders and Class C shareholders of other funds in the Republic family of funds who wish to exchange some or all of those shares for Class B Shares or Class C Shares, respectively, of the Money Market Funds. Although Class B Shares and Class C Shares are not subject to a sales charge when a shareholder exchanges Class B Shares and Class C Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See "Exchanging Your Shares " below. In addition, Class B and Class C Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.0% of the Fund's assets. Shareholders of Class B Shares and Class C Shares pay higher annual expenses than shareholders of Class A Shares, Class D Shares and Class Y Shares.

SHAREHOLDER INFORMATION

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICE FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

  -  The 12b-1 fees vary by share class as follows:

     * Class A Shares may pay a 12b-1 fee of up to .25% of the average daily net assets of the applicable Fund.

     * Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares and Class Y Shares.

     * Class D Shares may pay a 12b-1 fee of up to .25% of the average daily net assets of the applicable Fund.

     *   Class Y Shares do not pay a 12b-1 fee.

  - The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

  - In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to .60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to .25%.

  - The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed .60% for the Class A Shares, 1.0% for the Class B and Class C Shares, and .25% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES

INSTRUCTIONS FOR EXCHANGING SHARES
You can exchange your shares in one Fund for shares of the same class of another Republic Fund, usually without paying additional sales charges (see "Notes on Exchanges" below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Exchanges may be made by sending a written request to Republic Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035 or by calling 1-800-___-____. Please provide the following information:

         -        Your name and telephone number
         -        The exact name on your account and account number
         - Taxpayer identification number (usually your Social Security number)
         -        Dollar value or number of shares to be exchanged
         -        The name of the Fund from which the exchange is to be made
         -        The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to _____ exchanges within a _____ period.

AUTOMATIC EXCHANGES
You can use the Funds' Automatic Exchange feature to purchase shares of the Funds at regular intervals through regular, automatic redemptions. To participate in the Automatic Exchange:

         -        Complete the appropriate section of the Account Application.
         - Keep a minimum of $10,000 in the (MONEY MARKET FUNDS) and $1,000 in the Fund whose shares you are buying. (CONFIRM)

To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to Republic Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035

NOTES ON EXCHANGES
When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

Class A Shares of the Republic Income or Republic Equity Funds may be exchanged for Class D Shares of the Money Market Funds only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Money Market Funds in exchange for you Class A Shares of the Republic Income or Republic Equity Funds.

SHAREHOLDER INFORMATION

CLASS B SHARES

Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares or Class Y Shares. Investors will only receive Class B Shares or Class C Shares by exchanging from the Class B Shares of Class C Shares of other Republic Funds. If you exchange shares of other Republic funds for shares of the Funds and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC").

Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the Republic Income Funds (currently, the Republic Bond Fund and Republic New York Tax-Free Bond Fund) are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 3 years. In such cases, the CDSC will be as follows:

---------------------------------------------------------------------------
                                               CDSC AS A % OF DOLLAR
        YEARS SINCE PURCHASE                 AMOUNT SUBJECT TO CHARGE
---------------------------------------------------------------------------
                 0-1                                   3.00%
                 1-2                                   2.00%
                 2-3                                   1.00%
             more than 3                               None
----------------------------------------------------------------------------



In addition, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the Republic Equity Funds (currently, the Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity Fund) are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. The CDSC will be as follows:

---------------------------------------------------------------------------
                                               CDSC AS A % OF DOLLAR
        YEARS SINCE PURCHASE                 AMOUNT SUBJECT TO CHARGE
---------------------------------------------------------------------------

                 0-1                                   4.00%
                 1-2                                   3.00%
                 2-3                                   2.00%
                 3-4                                   1.00%
             more than 4                               None
---------------------------------------------------------------------------

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SHAREHOLDER INFORMATION

CONVERSION FEATURE - CLASS B SHARES

         - Class B Shares of the Money Market Funds will convert automatically to Class A of the same Fund (or Class D Shares, depending on your eligibility), after either five years (Income Funds) or six years (Equity Funds) from the beginning of the calendar month in which the Class B Shares were originally purchased.

         - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.

         - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

         - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the B shares converted.


CLASS C SHARES

Similarly, if you exchange Class C Shares of other Republic Funds for Class C Shares of the Fund and wish to sell your shares, you redemption may be subject to a 1.0% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES - CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

  -  Distributions following the death or disability of a Shareholder.
  - Redemptions representing the minimum distribution from an IRA or a Custodial Account to a Shareholder who has reached age 70 1/2.
  - Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

SHAREHOLDER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

    - Any income a Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Shares begin accruing dividends on the day they are purchased.

    - Dividends on all Funds are paid monthly. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

    - Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

    - Dividends are taxable as ordinary income. Taxation on capital gains will vary with the length of time the Fund has held the security - not how long the shareholder has been in the Fund.

    - Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

    - There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them.

    - You will be notified in January each year about the federal tax status of distributions made by the Fund. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

    - Foreign shareholders may be subject to special withholding requirements.

    - If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

    - There is a penalty on certain pre-retirement distributions from retirement accounts.

    - BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, ALWAYS CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES.

     FINANCIAL HIGHLIGHTS


INSERT PAST 5 YEARS'
FINANCIAL HIGHLIGHTS
FROM ANNUAL REPORT.







MONEY MARKET FUND FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY MARKET FUND FINANCIAL HIGHLIGHTS

NEW YORK TAX-FREE MONEY MARKET FUND FINANCIAL HIGHLIGHTS

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAIs): The SAIs provide more detailed information about the Funds, including their operations and investment policies. They are incorporated by reference and legally considered a part of this prospectus.

------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND THE SAIs, PROSPECTUSES OF OTHER MEMBERS OF THE REPUBLIC FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS. OR CONTACT THE FUNDS AT:

                                 REPUBLIC FUNDS
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035
                        TELEPHONE: 1-800-_____-_________
                           E-MAIL: (_______________)
                      INTERNET: HTTP://WWW.(____________)

-------------------------------------------------------------------------------

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

-        Free from the Commission's Website at http://www.sec.gov.












       Investment Company Act file no. 811-4782.

                  REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

          General
            and                                     (888) 525-5757(Toll Free)
    Account Information
--------------------------------------------------------------------------------

             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                      ("BISYS," "Sponsor" or "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

Republic New York Tax-Free Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end management investment company which currently consists of eight separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into five separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares"), Class D (the "Class D Shares"), and Class Y (the "Class Y Shares").

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State (the "State") and New York City personal income taxes as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less, including obligations of the State of New York and its political subdivisions, and in participation interests issued by banks or other financial institutions with respect to such obligations.

         Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED ________________, 1999 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

         ______________, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................3

         Variable Rate Interests and Participation Interests......................................................5
         Interest Rates...........................................................................................8
         "When Issued" Municipal Obligations......................................................................8
         Stand-By Commitments.....................................................................................9
         Taxable Securities.......................................................................................9
         Repurchase Agreements...................................................................................10
         General.................................................................................................10
         Portfolio Transactions..................................................................................11
         Special Factors Affecting New York State................................................................12
         Investment Restrictions.................................................................................12
         Non-Fundamental Restrictions............................................................................14
         Percentage and Rating Restrictions......................................................................15
         Risk Factors Affecting Investments in New York Municipal Obligations....................................15

PERFORMANCE INFORMATION..........................................................................................16


MANAGEMENT OF THE TRUST..........................................................................................18

         Trustees and Officers...................................................................................18
         Compensation Table......................................................................................20
         Investment Adviser......................................................................................20
         Distribution Plans ---- Class A, Class B, Class C, and Class D Shares Only..............................22
         The Distributor and Sponsor.............................................................................23
         Administrative Services Plan............................................................................23
         Administrator...........................................................................................24
         Transfer Agent..........................................................................................24
         Custodian...............................................................................................25
         Shareholder Servicing Agents............................................................................25
         Expenses................................................................................................26

DETERMINATION OF NET ASSET VALUE.................................................................................26


PURCHASE OF SHARES...............................................................................................27

         Exchange Privilege......................................................................................28
         Automatic Investment Plan...............................................................................29
         Purchases Through a Shareholder Servicing Agent or a Securities Broker..................................29

REDEMPTION OF SHARES.............................................................................................29

         Systematic Withdrawal Plan..............................................................................30
         Redemption of Shares Purchased Directly Through the Distributor.........................................30
         Check Redemption Service................................................................................31
         Contingent Deferred Sales Charge ("CDSC") ---- Class B Shares and Class C Shares........................31
         Conversion Feature......................................................................................33

DIVIDENDS AND DISTRIBUTIONS......................................................................................33


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.............................................................34


TAXATION.........................................................................................................35

         Federal Income Tax......................................................................................35
         Alternative Minimum Tax.................................................................................37
         Special Tax Considerations..............................................................................38

OTHER INFORMATION................................................................................................38

         Capitalization..........................................................................................38
         Independent Auditors....................................................................................38
         Counsel.................................................................................................38
         Registration Statement..................................................................................38
         Financial Statements....................................................................................39
         Shareholder Inquiries...................................................................................39

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective, strategies and risks of the Fund discussed in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

         The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") The Trust invests on behalf of the Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

         Although under normal circumstances, the Trust attempts to invest 100%, and does invest at least 65%, of the Fund's assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Trust may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy, the Trust will invest at least 80% of the Fund's net assets in tax exempt obligations. The Trust may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

         The Trust may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" below.

         All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate

Instruments and Participation Interests" below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

              (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

              (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of New York issuers.); and

              (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 +, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Trust may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Trust may also invest 25% or more of the Fund's assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

         The Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

         There can be no assurance that the investment objectives of the Fund will be achieved. The investment objective and strategies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

VARIABLE RATE INTERESTS AND PARTICIPATION INTERESTS

         Variable rate instruments that the Trust may purchase on behalf of the Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

         Variable rate instruments in which the Fund's assets may be invested include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the demand or put feature described below. Each participation interest is backed by an insurance policy of an insurance company or by an irrevocable letter of credit or guarantee of, or a right to put to, a bank that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards for the Fund. There is usually the right to sell the participation interest back to the institution or draw on the letter of credit, guarantee or insurance policy after notice (usually seven days), for all or any part of the full principal amount of the Fund's participation in the Municipal Obligation, plus accrued interest. If the notice period is more than seven days, the Municipal Obligation is treated as an obligation that is not readily marketable. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Although participation interests may be sold, the Trust intends to hold them for the Fund until maturity, except under certain specified circumstances. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

         The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The Trust decides which variable rate instruments it will purchase on behalf of the Fund in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Trust either will sell it in the market or exercise the liquidity feature described below.

         Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the Fund only (1) upon a default under terms of the bond documents,
(2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Trust attempts to have the issuer of the participation interest bear the cost of the insurance, although the Trust retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

         In view of the possible "concentration" of the Fund in participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

         Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the Fund's yield will decline. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase. While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

INTEREST RATES

         The value of the securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

"WHEN ISSUED" MUNICIPAL OBLIGATIONS

         Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Trust commits to the purchase for the Fund, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation for the Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the Fund until delivery occurs. Although the Trust only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations for the Fund with the intention of actually acquiring them, the Trust may sell these obligations before the settlement date if deemed advisable by the Adviser.

         Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Trust sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Trust sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

         Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

STAND-BY COMMITMENTS

         When the Trust purchases Municipal Obligations on behalf of the Fund it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Trust also reserves the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers on behalf of the Fund. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Trust's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for the Fund with respect to a particular Municipal Obligation held for it.

         The Trust intends to acquire stand-by commitments on behalf of the Fund solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in Municipal Obligations, and to the extent possible New York Municipal Obligations, while preserving the necessary liquidity to purchase Municipal Obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date Municipal Obligations other than those subject to the stand-by commitment.

         The amount payable to the Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying Municipal Obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

         The stand-by commitments that the Trust may enter into on behalf of the Fund are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Trust, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

TAXABLE SECURITIES

         Although the Trust attempts to invest 100% of the Fund's net assets in Municipal Obligations, the Trust may invest up to 20% of the Fund's net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Trust may temporarily invest more than 20% of the Fund's assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch"); (3)
certificates of deposit of domestic banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to Municipal Obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

REPURCHASE AGREEMENTS

         A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Trust might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral on behalf of the Fund. The Trust may enter into repurchase agreements on behalf of the Fund only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

         All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

GENERAL

         The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

PORTFOLIO TRANSACTIONS

         Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

SPECIAL FACTORS AFFECTING NEW YORK STATE

         The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         On ______________, 1998, Standard & Poor's gave New York City's outstanding general obligation bonds a rating of A.

         For further information concerning New York Municipal Obligations, see the Appendix to this Statement of Additional Information. The summary set forth above and in the Appendix is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

         (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed

1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

         (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

         (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction
(4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

         (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

         (8) write, purchase or sell any put or call option or any combination thereof;

         (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

         (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

         For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

NON-FUNDAMENTAL RESTRICTIONS

         The Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value),
(iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or (ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

         The Trust intends to invest a high proportion of the Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality Municipal Obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

         New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

         Subject to the fundamental policy, the Trust is authorized to invest on behalf of the Fund in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above. See the Statement of Additional Information for a description, including specific rating criteria, of such taxable securities.

                             PERFORMANCE INFORMATION

         From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. Specifically, the yield is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Specifically, the "effective yield" quotation of the Fund is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. For the seven-day period ended December 31, 1998, the yield of the Fund was _____% for Class A Shares, ____% for Class B Shares and ______% for Class Y Shares. For the seven-day period ended December 31, 1998, the effective yield of the Fund was ______% for Class A Shares, ____% for Class B Shares and _____% for Adviser Shares. Class C Shares were not offered prior to November 9, 1998. Class D Shares were not offered prior to April 1, 1999.

         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the seven-day period ended December 31, 1998, the tax equivalent yield of the Fund (assuming a 39.6% tax rate) was _____% for Class A Shares, _____% for Class B Shares and _____% for Class Y Shares. For the seven-day period ended December 31, 1998, the tax equivalent effective yield of the Fund (assuming a 39.6% tax rate) was _____% for Class A Shares, _____% for Class B Shares and _____% for Adviser Shares. Class C Shares were not offered prior to November 9, 1998. Class D Shares were not offered prior to April 1, 1999.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value of the first day of such period, and (b) subtracting 1 from the results. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Class A Shares of the Fund for the one-year period ended December 31, 1998 was ____%, and the average annual total rate of return of the Class A Shares of the Fund for the period from November 17, 1994 (commencement of operations) to December 31, 1998 was ____%. The total rate of return for Class Y Shares of the Fund for the one-year period ended December 31, 1998 was ____% and the average annual total rate of return of the Class Y Shares for the period from July 1, 1996 (commencement of operations) to December 31, 1998 was____%. Class B Shares were not offered prior to February 1, 1998 and Class C Shares were not offered prior to November 9, 1998.
Class D Shares were not offered prior to April 1, 1999.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. Assuming a 39.6% tax rate, the tax equivalent total rate of return of the Class A Shares of the Fund for the one-year period ended December 31, 1998 was ____%, and the tax equivalent average annual total rate of return of the Class A Shares of the Fund for the period from November 17, 1994 (commencement of operations) to December 31, 1998 was ____%. The tax equivalent total rate of return of the Class Y Shares of the Fund for the one-year period ended December 31, 1998 was ____% and the tax equivalent average annual total rate of return of the Class Y Shares for the period from July 1, 1996 (commencement of operations) to December 31, 1998 was ____%. Class B Shares were not offered prior to February 1, 1998 and Class C Shares were not offered prior to November 9, 1998. Class D Shares were not offered prior to April 1, 1999.

         Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based, and since a Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Fund's yield or effective yield, if applicable, in the future. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

         A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

         Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

         ALAN S. PARSOW, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

         LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

         MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

         WALTER B. GRIMM*, President and Secretary
         Employee of BISYS Fund Services, Inc., June, 1992 to present; prior to June, 1992 President of Leigh Investments Consulting (investment firm).

         ANTHONY J. FISCHER, Vice President
         Employee of BISYS Fund Services, Inc., April, 1998 to present; Employee of SEI Investments and Merrill Lynch prior to April 1998.

         PENNY D. GRANDOMINICO*, Vice President
         Employee of BISYS Fund Services, Inc., April 1995 to present; Financial Consultant, Smith Barney, July 1992 to April 1995.

         ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

         CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

         ELLEN STOUTAMIRE, Secretary
         Employee of BISYS Fund Services, Inc., April, 1997 to present; Attorney in private practice prior to April 1997.

         ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         *Messrs. Grimm, Fischer and Waters and Mss. Grandominico, Brady, Stoutamire and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

Name of Trustee            Aggregate             Pension or             Estimated             Total Compensation
                           Compensation from     Retirement             Annual Benefits       From Fund
                           Trust                 Benefits Accrued       Upon Retirement       Complex* to
                                                 as Part of Fund                              Trustees
                                                 Expenses
------------------         ------------------    ------------------     ------------------    ------------------
Frederick C. Chen          [$2,900]              none                   none                  [$8,600]
Alan S. Parsow             [$2,600]              none                   none                  [$7,600]
Larry M. Robbins           [$2,600]              none                   none                  [$7,600]
Michael Seely              [$2,600]              none                   none                  [$7,600]

--------------

         *The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.

         The compensation table above reflects the fees received by the Trustees for the year ended December 31, 1998. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of [$3,600] and a fee of [$1,000] for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of [$4,600] and a fee of [$1,000] for each meeting attended.

         As of January 6, 1999, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Kinco & Co. c/o Securities Services, One Hanson Place -Lower Level, Brooklyn, New York, 11243 -- 68.66% (Class Y Shares); and Kinco & Co. c/o Republic National Bank, One Hanson Place -Lower Level, Brooklyn, New York, 11243 -- 31.24% (Class Y Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be deemed to control the Fund by virtue of such share ownership.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic serves as investment adviser to the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the investments of the Fund pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" above. The Adviser does not place orders with the Distributor. For its services under the Investment Advisory Contract, the Adviser receives fees, payable monthly, from the Fund at the annual rate of 0.15% of the Fund's average daily net assets.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company, and currently provides investment advisory services for individuals, trusts, estates and institutions.

         Republic and its affiliates may have deposit, loan and other commercial banking relationships with issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. Republic and its affiliates deal, trade and invest for their own accounts in U.S. Government and Municipal obligations and are dealers of various types of U.S. Government and Municipal obligations. Republic and its affiliates may sell U.S. Government and Municipal obligations to, and purchase them from, other investment companies sponsored by BISYS Fund Services. There is no restriction on the amount or type of U.S. Government or Municipal obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Fund. If Republic were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders of the Fund approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Fund, the Trust would seek alternative means of providing such services.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the period November 17, 1994 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $77,1777, of which the entire amount was waived. For the years ended October 31, 1996 and October 31, 1997, investment advisory fees aggregated $104,179 and $147,161, respectively, of which $32,202 and $101,227, respectively, was waived. For the year ended October 31, 1998, the Fund accrued investment advisory fees of __________, of which $___________ was waived.

         Pursuant to a license agreement between the Trust and Republic dated October 6, 1994, the Trust may continue to use in its name "Republic" only if Republic does not request that the Trust change its name to eliminate all reference to "Republic" upon the expiration or earlier termination of any investment advisory agreement between the Trust and Republic.

DISTRIBUTION PLANS ---- CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY

         Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class D Shares (the "Class D Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         The Fund did not incur expenses pursuant to the Distribution Plans during the fiscal period ended October 31, 1997. During the fiscal period ended October 31, 1998, the Fund incurred expenses of $________.

THE DISTRIBUTOR AND SPONSOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

         Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.





ADMINISTRATIVE SERVICES PLAN

         The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

         Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from November 17, 1994 (commencement of operations) to October 31, 1995, the Fund accrued administration fees of $77,177, of which $46,053 was waived by its former administrator. For the year ended October 31, 1996, the Fund accrued administration fees equal to $104,179, of which $34,720 was waived. For the year ended October 31, 1997, the Fund accrued administration fees equal to $98,117, none of which was waived. For the year ended October 31, 1998, the Fund accrued administration fees equal to $__________, of which $__________ was waived.

TRANSFER AGENT

         The Trust has entered into Transfer Agency Agreements with Investors Bank & Trust Company ("IBT") and BISYS, pursuant to which IBT acts as transfer agent for the Fund with respect to the Class A Shares, Class D Shares and Class Y Shares and BISYS acts as transfer agent for the Fund with respect to the Class B Shares and Class C Shares (the "Transfer Agents"). The Transfer Agents maintain an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of IBT is 200 Clarendon Street,

Boston, Massachusetts 02117. The principal business address of BYSIS is 3435 Stelzer Road, Columbus, OH 43219.

         Pursuant to an agreement, as of April 1, 1999, BISYS will provide all services with respect to each class of shares of the Fund.

CUSTODIAN

         Pursuant to a Custodian Agreement, Republic also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, Republic receives such compensation as may from time to time be agreed upon by it and the Trust.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including Republic, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

         The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Fund. The Trust engages banks as Shareholder Servicing Agents on behalf of the Fund only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund. For the most recent fiscal year, the operating expenses of the Class A Shares of the Fund equaled on an annual basis ____% of the Fund's average daily net assets attributable to Class A Shares, and ____% of the Fund's average daily net assets attributable to Class Y Shares. There were no Class B or Class C Shares outstanding prior to December 31, 1998. Class D Shares were not offered prior to April 1, 1999.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

         Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are Republic and its affiliates.

         Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

         Purchases of Class A Shares, Class D Shares and Class Y Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

         While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

         All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

         An investor may purchase Class A Shares and Class D Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

EXCHANGE PRIVILEGE

         By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: Republic U.S. Government Fund, Republic Bond Fund, Republic Overseas Equity Fund, Republic Opportunity Fund, Republic New York Tax-Free Bond Fund, Republic New York Tax-Free Fund, Republic Equity Fund, and such other Republic Funds or other registered investment companies for which Republic serves as investment adviser as Republic may determine (the "Republic Funds"). An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the Republic Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a Republic Fund. Class B Shares, Class C Shares and Class Y Shares may be exchanged for shares of the same class of one or more of the Republic Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more Republic Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the Republic Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund.

         The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

         An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 888-525-5757, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

         The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

         For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

         Class A Shares and Class D Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements.

         Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

         For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                              REDEMPTION OF SHARES

         A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

         Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Investor Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

         Redemption by wire or telephone. An investor may redeem Class A or Class D Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

         Shareholders may redeem Class A or Class D Shares by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

         Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

         If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ---- CLASS B SHARES AND CLASS C SHARES

         Class B Shares

         There is no sales charge imposed upon an exchange for Class B Shares of the Fund, but investors may be subject to a CDSC when Class B Shares are redeemed.

         The CDSC will be based on the lesser of the net asset value at the time of original purchase of the Class B shares of the Income Fund(s) and/or the Equity Fund(s) which were exchanged for the Fund Class B Shares now being redeemed or the net asset value of such Fund Class B Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

         Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Income Fund or Equity Fund Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than three years that were exchanged from Income Fund Class B shares, Class B Shares held more than four years for Class B Shares that were exchanged from Equity Fund Class B shares or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

         For example, assume an investor purchased 100 Class B Shares of an Equity Fund with a net asset value of $8 per share (i.e., at an aggregate net asset value of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, the investor has acquired five additional Class B shares of the Equity Fund through dividend reinvestment. If at such time the investor exchanges all of his Equity Fund Class B shares for Class B Shares of one of the Funds, the investor will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Fund). Assume twelve months later the investor acquires 50 additional Class B Shares of the Fund through dividend reinvestments. If at such time the investor makes his first redemption of 500 Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to the charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, the CDSC would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity Fund).

         The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

         Class C Shares

         There is no sales charge imposed upon an exchange for Class C Shares of the Fund, but investors may be subject to a CDSC when Class C Shares are redeemed. When Class C shares of one of the other investment portfolios of the Republic Funds are exchanged for Class C Shares of the Fund and those shares are redeemed less than one year after the original purchase of the Class B shares of the other Republic Fund (calculated from the last day of the month in which the shares were purchased), those Class C Shares of the Fund will be subject to a 1.0% CDSC in most cases. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Class B Shares." Class C Shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Investor Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to [%] of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

CONVERSION FEATURE

         Five years after the original purchase of Income Fund Class B shares which have been exchanged for Class B Shares of the Fund and six years after the original purchase of Equity Fund Class B shares which have been exchanged for Class B Shares of the Fund, Class B Shares of the Fund will convert automatically to Class A or Class D Shares, depending upon whether the investor is eligible for Class D Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to Class A or Class D Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class A or Class D Shares as he or she had of Class B Shares. For Class B Shares that were exchanged from Income Fund Class B shares, the conversion occurs five years after the beginning of the calendar month in which the Income Fund Class B shares were purchased. For Class B shares that were exchanged from Equity Fund Class B shares, the conversion occurs six years after the beginning of the calendar month in which the Equity Fund Class B shares were purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Investor Shares.

                           DIVIDENDS AND DISTRIBUTIONS

         The net income of the Fund, as defined below, is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the net income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

         Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund Shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per Share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into five classes of shares.

         Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

         Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote.

         Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                    TAXATION

FEDERAL INCOME TAX

         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Distributions of net capital gains, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

         Distributions by the Fund other than exempt-interest dividends and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

         Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not ore than one year will be taxed as short-term capital gain.

         Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if the shares have been held for six months or less at the time of their disposition.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Trust. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated December 31, 1998 are hereby incorporated herein by reference from the Annual Report of the Fund dated December 31, 1998 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

          GENERAL AND ACCOUNT INFORMATION: (888) 525-5757 (TOLL FREE)


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

                                   APPENDIX A

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated August 15, 1997.

GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. Since late 1992, the State has added approximately 300,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         The overall rate of growth of the national economy during calendar year 1997 was forecast to be practically identical to the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1997 was projected to be 3.6 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, was projected to be contained at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages were projected to increase by
6.0 percent and 6.7 percent respectively.

         The forecast of the State's economy showed modest expansion during the first half of calendar 1997. Although industries that export goods and services are expected to continue to do well, growth was expected to be moderated by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State was expected to be up slightly from the 1996 rate. Personal income was expected to record moderate gains in 1997. Bonus payments in the securities industry were expected to increase further from the prior year's record level.

         The forecast for continued slow growth, and any resultant impact on the State's 1997-98 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investment could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

STATE FINANCIAL PLAN

         The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1997, and ends on March 31, 1998, is referred to herein as the State's 1997-98 fiscal year.

         The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for all State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997, and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The State Financial Plan will be updated in October and January.

         The adopted 1997-98 budget projects an increase in General Fund disbursements of 5.2 percent over 1996-97. State Funds (excluding federal grants) disbursements are projected to increase by 5.4 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the prior fiscal year.

         The 1997-98 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

         Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources. The total amount of non-recurring resources included in the 1997-98 State budget is projected to be $270 million, or 0.7 percent of total General Fund receipts.

         The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund, and a projected $65 million balance in the Contingency Reserve Fund.

         The projections do not include any subsequent actions that the Governor may also take to exercise his line-item veto (or vetoing any companion legislation) before signing the 1997-98 budget appropriation bills into law. Under the Constitution, the Governor may veto any additions to the Executive Budget within 10 days after the submission of appropriation bills for his approval. If the Governor were to take such action, the resulting impact on the Financial Plan would be positive.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1997-98 budget.

GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

General Fund Receipts

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48 percent of total governmental-funded disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         The Financial Plan for the 1997-98 fiscal year projects General Fund receipts, including transfers from other funds, of $35.09 billion, an increase of $2.05 billion from the total receipts in the prior fiscal year. This total includes $31.68 billion in tax receipts, $1.48 billion in miscellaneous receipts, and $1.94 billion in transfers from other funds.

         The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 1996-97 budget surplus reported by the Department of the Budget to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental cost of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.

         Personal income tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by approximately $4 billion in the 1997-98 fiscal year, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the
7.875 percent in effect between 1989 and 1994 to 6.85 percent for 1997 and thereafter. On a current law basis, 1997 income tax liability is expected to fall slightly, reflecting the tax cut. On a constant law basis, liability growth during taxable year 1997 would be between 6 and 7 percent.

         The projected net collections of personal income tax in the 1997-98 fiscal year of $18.87 billion is over half of all General Fund receipts and an increase of $2.5 billion from reported collections in the State's 1996-97 fiscal year. Virtually all of the projected annual growth in this category, however, is provided by tax refund and refund reserve transactions which affect reported receipt levels in the 1995-96 through 1997-98 fiscal years. Without these transactions between years, income tax receipts in 1997-98 would be virtually flat.

         Receipts in user taxes and fees in the State's 1997-98 fiscal year are expected to total $7 billion, an increase of $204 million from reported 1996-97 results. The sales tax component of this category accounts for all of the projected 1997-98 growth in this category, as receipts from all other sources are projected to decline by $3 million. The yield of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These declines in the 1997-98 fiscal year are projected to be offset by an increase in anticipated motor vehicle fees arising, in large part, from legislative actions that raise additional receipts from this source.

         Total business tax collections in 1997-98 are now projected to be $4.83 billion, $253 million less than received in the prior fiscal year. The year-over-year decline in projected receipts in this category is a function of both statutory changes between the two years -- 1997 is the first "surcharge free" taxable period in this decade -- and a number of essentially one-time transactions that increased receipts in the base year, including unusually large audit receipts under the bank tax. Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

         Total receipts from other taxes and miscellaneous receipts in the State's 1997-98 fiscal year are projected at $2.462 billion, nearly $700 million less than in the preceding year. This figure masks the significant increase in estate tax collections during the first four months of the fiscal year, and results largely from the dedication of the proceeds of the real estate transfer tax to meet debt service obligations on the new Clean Water/Clean Air bond act and from the full-year impact of the repeal of the real property gains tax. The reduction also reflects a significant diminution in the amount of non-recurring resources used in the 1997-98 State Financial Plan as compared to 1996-97.

         Additionally, transfers from other funds to the General Fund consisting primarily of tax revenues in excess of debt service requirements (particularly the 1% sales tax used to support payments to the LGAC) are projected to be $1.48 billion, or $58 million more than in the 1996-97 fiscal year. All other transfers are projected to increase by $237 million, primarily reflecting the non-recurring transfer of $200 million for retroactive reimbursement to the state of certain social services claims from the federal government.

General Fund Disbursements

         Disbursements from grants to local governments are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million from 1996-97 levels. This category of the State Financial Plan includes $11.57 billion in aid for elementary, secondary, and higher education. This category of the financial plan is affected by the reclassification of costs formerly budgeted as City University local assistance that are now included in the transfers for debt service category. This has the effect of decreasing disbursements in this category by a projected $262 million, and raising projected transfers by the same amount.

         General Fund disbursements and transfers to capital, debt service and other funds are projected at $34.60 billion, an increase of $1.7 billion (5 percent) from 1996-97 fiscal year levels. Over the last two years, spending growth for most State agencies and programs has been negative or flat, producing an


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

overall decline in General Fund spending during that period. The 1997-98 adopted budget reflects negotiated increases for State employee salaries, increased transfers for debt service, and other mandated increases, as well as increased investments in school aid, higher education, mental health, and public protection.

         Grants to local governments is the largest category of General Fund disbursements, and accounts for approximately 68 percent of overall General Fund spending. Disbursements from this category are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million (3.3 percent) from 1996-97 levels. This includes $11.57 billion in aid for elementary, secondary, and higher education, accounting for 49 cents of every dollar spent in this category. On a school year basis, school aid increases by $750 million, including formula-based elementary and secondary education aid increases of $650 million. This category of the Financial Plan is affected by the reclassification of costs formerly budgeted as City University local assistance that are now included in the transfers for debt service category. This has the effect of decreasing disbursements in this category by a projected $262 million, and raising projected transfers by the same amount.

         General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-97. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-96 and 1996-97, new reforms included in the 1997-98 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-98. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads, and changes produced by federal welfare legislation enacted in 1996.

         Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid is projected at $802 million, an increase of approximately $54 million from 1996-97.

         State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature, and the court system. Personal service costs account for approximately 71 percent of this category. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to reach a level of approximately 191,000 persons by the end of the 1997-98 fiscal year. Collective bargaining agreements have been ratified by employee bargaining units representing most State employees subject to such agreements, and the 1997-98 projections reflect salary increases under these agreements. For more information on the State's workforce, see the section entitled "State Organization -- State Government Employment."

         Disbursements for State operations are projected at $6.22 billion, an increase of $441 million or 7.6 percent over the 1996-97 fiscal year. About $200 million of this increase results from approved collective bargaining agreements and the impact of binding arbitration settlements. Other major increases include growth in SUNY operations, increased mental hygiene costs resulting from increased assessments on State-operated programs, public protection agency spending, which is increasing to reflect the impact of sentencing reforms and prison expansion, and higher spending by the Judiciary and Legislature.

         General State charges primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's


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

compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

         Disbursements for General State charges are projected to total $2.18 billion in the 1997-98 State Financial Plan virtually unchanged from 1996-97 levels. Pension costs are projected to grow moderately year over year, while most of the projected growth in fixed costs is related to increased payments to localities for State-owned lands. These increases are fully offset by continued savings from health care and worker's compensation reforms, which account for most of the cost containment savings in this area.

         Debt service paid from the General Fund for 1997-98 reflects only the $11 million interest cost of the State's commercial paper program. This is approximately the same level as last year, reflecting projections for stable interest rates for the balance of the fiscal year. Debt service on long-term obligations is paid from Debt Service Funds as described below.

         Finally, in addition to disbursements previously outlined, transfers to other funds from the General Fund are made primarily to finance certain portions of State capital project spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers to other funds for debt service are projected at $2.07 billion in 1997-98, an increase of $496 million. This reflects the increased debt service impact of prior year bond sales (net of refunding savings), the reclassification of City University debt service costs that had been previously included in grants to local governments, and the inclusion of costs associated with the 1996-97 bonding of previous pension liabilities at lower interest rates. This action has the effect of adding $159 million in costs that would have otherwise been included with general State charges.

         Transfers for capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues and federal grants. These transfers are projected at $184 million for 1997-98, an increase of $46 million. The 1997-98 State Financial Plan also includes $299 million for subsidies or transfers to other State funds, a decrease of $30 million from last year's level.

Special Revenue Funds

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1997-98, the State Financial Plan projects disbursements of $28.22 billion from these funds, an increase of $2.51 billion over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

Capital Projects Funds

         Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1997-98 are projected at $3.70 billion, an increase of $154 million over prior-year levels.

Debt Service Funds

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $3.17 billion in the 1997-98 fiscal year, an increase of $641 million from 1996-97. The transfer from the General Fund of $2.07 billion is expected to finance 65 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees, and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.86 billion -- is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Funds following payment of projected debt service on LGAC bonds.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its last five fiscal years, the State recorded balanced budgets on a cash basis, with positive fund balances in each year.

1996-97 Fiscal Year

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by the Division of the Budget of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

         The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund "TSRF," after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 Fiscal Year

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the "TSRF", and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million form 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 Fiscal Year

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent form the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with GAAP.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         Implementation of the financial plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the state created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

         The staffs of the OSDC, the Control Board and the City Controller issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

OTHER LOCALITIES

         In addition to the City, certain localities have experienced financial problems leading to requests for additional State assistance during the last several state fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued
 .bonds to effect a restructuring of the City of Troy's obligations.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97 percent increase in General Purpose State Aid.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

         From time to time, federal expenditure reductions could reduce, or in some cases, eliminate, federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, aggregate outstanding debt, including refunding bonds, of all State public authorities was $75.4 billion, only a portion of which constitutes state-supported or state-related debt.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Since 1980, the State has enacted several taxes (including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority, and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and in July 1997 the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of capital programs designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

                   REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

       General
         and                                            (888)525-5757(Toll Free)
  Account Information
--------------------------------------------------------------------------------

             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                      ("BISYS," "Sponsor" or "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic U.S. Government Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end management investment company which currently consists of eight separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into five separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares"), Class D (the "Class D Shares") and Class Y (the "Class Y Shares").

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S. Government-backed obligations subject to repurchase agreements with recognized securities dealers and banks. There can be no assurance that the investment objective of the Fund will be achieved.

         Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED ________________, 1999 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

______________, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................3

         Interest Rates...........................................................................................3
         Repurchase Agreements....................................................................................3
         General..................................................................................................4
         Portfolio Transactions...................................................................................4
         Investment Restrictions..................................................................................5
         Non-Fundamental Restriction..............................................................................7
         Percentage and Rating Restrictions.......................................................................8

PERFORMANCE INFORMATION...........................................................................................8


MANAGEMENT OF THE TRUST..........................................................................................10

         Trustees and Officers...................................................................................10
         Compensation Table......................................................................................11
         Investment Adviser......................................................................................12
         Distribution Plans ---- Class A, Class B, Class C and Class D Shares Only...............................13
         The Distributor and Sponsor.............................................................................14
         Administrative Services Plan............................................................................15
         Administrator...........................................................................................15
         Transfer Agent..........................................................................................16
         Custodian...............................................................................................16
         Shareholder Servicing Agents............................................................................16
         Expenses................................................................................................17

DETERMINATION OF NET ASSET VALUE.................................................................................18


PURCHASE OF SHARES...............................................................................................18

         Exchange Privilege......................................................................................19
         Automatic Investment Plan...............................................................................20
         Purchases Through a Shareholder Servicing Agent or a Securities Broker..................................20
         Systematic Withdrawal Plan..............................................................................21
         Redemption of Shares Purchased Directly Through the Distributor.........................................22
         Check Redemption Service................................................................................22
         Contingent Deferred Sales Charge ("CDSC") ---- Class B Shares and Class C Shares........................23
         Conversion Feature......................................................................................24

DIVIDENDS AND DISTRIBUTIONS......................................................................................24


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.............................................................25


RETIREMENT PLANS.................................................................................................27

         Individual Retirement Accounts..........................................................................27

         Defined Contribution Plans..............................................................................27
         Section 457 Plan, 401(k) Plan, 403(b) Plan..............................................................27

TAXATION.........................................................................................................27


OTHER INFORMATION................................................................................................29

         Capitalization..........................................................................................29
         Independent Auditors....................................................................................30
         Counsel.................................................................................................30
         Registration Statement..................................................................................30
         Financial Statements....................................................................................30
         Shareholder Inquiries...................................................................................30

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective, strategies and risks of the Fund discussed in the Prospectus.

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing at least 65% of the assets of the Fund in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commitments to purchase such obligations, and repurchase agreements collateralized by such obligations. All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

         The Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association, and (iii) obligations of the Student Loan Marketing Association, respectively.

         The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. In addition, there can be no assurance that the investment objectives of the Fund will be achieved. The investment objective and strategies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

INTEREST RATES

         The value of the securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

REPURCHASE AGREEMENTS

         A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Trust might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral on behalf of the Fund. The Trust may enter into repurchase agreements on behalf of the Fund only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

GENERAL

         The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

PORTFOLIO TRANSACTIONS

         Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

         (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

         (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

         (6) concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

         (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

         (9) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

         (10) invest for the purpose of exercising control or management;

         (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

         (12) taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

         (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (14) write, purchase or sell any put or call option or any combination thereof;

         (15) taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

         (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

         (17) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

NON-FUNDAMENTAL RESTRICTION

         The Fund will not as a matter of operating policy invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Adviser will consider such change in its determination of whether to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

         From time to time the Trust may provide annualized "yield" and "effective yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, and effective yield are mandated by the Securities and Exchange Commission. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. Specifically, the yield is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Specifically, the "effective yield" quotation of the Fund is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         The annualized yield of the Fund for the seven-day period ended December 31, 1998 was % for Class A Shares, _____% for Class B Shares and _____% for Class Y Shares. The effective annualized yield of the Fund for such period was _____% for Class A Shares, _____% for Class B Shares and _____% for Class Y Shares. No Class B Shares were issued prior to March 31, 1998 and Class C Shares were not offered prior to November 9, 1998. Class D Shares were not offered prior to April 1, 1999.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value of the first day of such period, and (b) subtracting 1 from the results. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         The average annual total return of the Class A Shares of the Fund for the one-year period and five-year period ended September 30, 1998 was ____ % and ____%, respectively, and the average annual total rate of return of the Class A Shares of the Fund for the period from May 3, 1990 (commencement of operations) to September 30, 1998 was ____%. The total rate of return for Class Y Shares of the Fund for the one-year period ended September 30, 1998 was ____% and the average annual total rate of return of the Class Y Shares for the period from July 1, 1996 (commencement of operations) to September 30, 1998 was ____%. No Class B Shares were issued prior to March 31, 1998 and Class C Shares were not offered prior to November 9, 1998. Class D Shares were not offered prior to April 1, 1999.

         Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based, and since a Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Fund's yield or effective yield, if applicable, in the future. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

         A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

         Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

WALTER B. GRIMM*, President and Secretary
         Employee of BISYS Fund Services, Inc., June, 1992 to present; prior to June, 1992 President of Leigh Investments Consulting (investment firm).

ANTHONY J. FISCHER, Vice President
         Employee of BISYS Fund Services, Inc., April, 1998 to present; Employee of SEI Investments and Merrill Lynch prior to April 1998.

PENNY D. GRANDOMINICO*, Vice President
         Employee of BISYS Fund Services, Inc., April 1995 to present; Financial Consultant, Smith Barney, July 1992 to April 1995.

ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ELLEN STOUTAMIRE, Secretary
         Employee of BISYS Fund Services, Inc., April, 1997 to present; Attorney in private practice prior to April 1997.

ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         *Messrs. Grimm, Fischer and Waters and Mss. Grandominico, Brady, Stoutamire and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

Name of Trustee            Aggregate             Pension or             Estimated             Total Compensation
                           Compensation          Retirement             Annual Benefits       From Fund
                           from Trust            Benefits Accrued       Upon Retirement       Complex* to
                                                 as Part of Fund                              Trustees
                                                 Expenses
-----------------          -----------------     -----------------      -----------------     -----------------
Frederick C. Chen          [$2,900]              none                   none                  [$8,600]
Alan S. Parsow             [$2,600]              none                   none                  [$7,600]
Larry M. Robbins           [$2,600]              none                   none                  [$7,600]
Michael Seely              [$2,600]              none                   none                  [$7,600]


-------------

         *The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.

         The compensation table above reflects the fees received by the Trustees for the year ended December 31, 1998. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of [$3,600] and a fee of [$1,000] for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of [$4,600] and a fee of [$1,000] for each meeting attended.

         As of January 6, 1999, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street - 10th Floor, New York, New York, 10018 -- 81.75% (Class A Shares); BHC Securities, Inc., Twelve Hundred, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 -- 7.44% (Class A Shares); Kinco & Co. c/o Securities Services, One Hanson Place - Lower Level, Brooklyn, New York, 11243 -- 79.13% (Class Y Shares); Kinco & Co. c/o Republic National Bank, One Hanson Place - Lower Level, Brooklyn, New York, 11243 -- 7.99% (Class Y Shares);and Wachovia Bank Trust, FBO Republic Profit Sharing and Savings Plan Clearing Account, 301 North Main Street, Post Office Box 3073, Winston-Salem, NC 27150 (Class Y Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be deemed to control the Fund by virtue of such share ownership.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic serves as investment adviser to the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the investments of the Fund pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" above. The Adviser does not place orders with the Distributor. For its services under the Investment Advisory Contract, the Adviser receives fees, payable monthly, from the Fund at the annual rate of 0.20% of the Fund's average daily net assets.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company, and currently provides investment advisory services for individuals, trusts, estates and institutions.

         Republic and its affiliates may have deposit, loan and other commercial banking relationships with issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. Republic and its affiliates deal, trade and invest for their own accounts in U.S. Government and Municipal obligations and are dealers of various types of U.S. Government and Municipal obligations. Republic and its affiliates may sell U.S. Government and Municipal obligations to, and purchase them from, other investment companies sponsored by BISYS Fund Services. There is no restriction on the amount or type of U.S. Government or Municipal obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Fund. If Republic were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders of the Fund approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Fund, the Trust would seek alternative means of providing such services.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the year ended September 30, 1995, Republic received investment advisory fees of $110,960 net of fee waivers and reimbursement. For the year ended September 30, 1996, the Fund accrued investment advisory fees of $365,782 to Republic, of which $182,891 was waived. For the year ended September 30, 1997, the Fund accrued investment advisory fees of $734,759 to Republic, of which $367,379 was waived. For the year ended September 30, 1998, the Fund accrued investment advisory fees of $__________, of which $___________ was waived.

         Pursuant to a license agreement between the Trust and Republic dated October 6, 1994, the Trust may continue to use in its name "Republic" only if Republic does not request that the Trust change its name to eliminate all reference to "Republic" upon the expiration or earlier termination of any investment advisory agreement between the Trust and Republic.

DISTRIBUTION PLANS ---- CLASS A, CLASS B, CLASS C AND CLASS D SHARES ONLY

         Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan") and Class D Shares (the "Class D Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and
Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the

Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

THE DISTRIBUTOR AND SPONSOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

         Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

         The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

         Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the year ended September 30, 1995, the Fund accrued administration fees of $221,919, of which $104,924 was waived by its former administrator. For the year ended September 30, 1996, the Fund accrued administration fees equal to $365,782, of which $148,783 was waived. For the year ended September 30, 1997, the Fund accrued administration fees equal to $368,176 none of which was waived. For the year ended September 30, 1998, the Fund accrued administration fees equal to $_______, of which $_______ was waived.

TRANSFER AGENT

         The Trust has entered into Transfer Agency Agreements with Investors Bank & Trust Company ("IBT") and BISYS, pursuant to which IBT acts as transfer agent for the Fund with respect to the Class A Shares, Class D Shares and Class Y Shares and BISYS acts as transfer agent for the Fund with respect to the Class B Shares and Class C Shares (the "Transfer Agents"). The Transfer Agents maintain an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02117. The principal business address of BYSIS is 3435 Stelzer Road, Columbus, OH 43219.

         Pursuant to an agreement, as of April 1, 1999, BISYS will provide all services with respect to each class of shares of the Fund.

CUSTODIAN

         Pursuant to a Custodian Agreement, Republic also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, Republic receives such compensation as may from time to time be agreed upon by it and the Trust.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including Republic, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

         The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Fund. The Trust engages banks as Shareholder Servicing Agents on behalf of the Fund only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund. For the most recent fiscal year, the operating expenses of the Class A Shares of the Fund and equaled on an annual basis ____% of the Fund's average daily net assets attributable to Class A Shares, ____% of the Fund's average daily net assets attributable to Class B Shares, and ____% of the Fund's average daily net assets attributable to Class Y Shares. Class C Shares were not offered prior to November 9, 1998 and no Class D Shares were outstanding before the date of this prospectus.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

         Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are Republic and its affiliates.

         Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another

Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

         Purchases of Class A Shares, Class D Shares and Class Y Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

         While there is no sales load on purchases of Class A Shares, Class D Shares and the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

         All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

         An investor may purchase Class A Shares and Class D Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

EXCHANGE PRIVILEGE

         By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: Republic U.S. Government Fund, Republic Bond Fund, Republic Overseas Equity Fund, Republic Opportunity Fund, Republic New York Tax-Free Bond Fund, Republic New York Tax-Free Fund, Republic Equity Fund, and such other Republic Funds or other registered investment companies for which Republic serves as investment adviser as Republic may determine (the "Republic Funds"). An investor will receive Class A Shares of the Money Market Funds in exchange for Class A Shares of the Republic Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a Republic Fund. Class B Shares, Class C Shares and Class Y Shares may be exchanged for shares of the same class of one or more of the Republic Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more Republic Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A or Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the Republic Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund.

         The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

         An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 888-525-5757, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

         The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

         For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

         Class A or Class D Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements.

         Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

         For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                              REDEMPTION OF SHARES

         A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

         Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Investor Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program

(currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

         Redemption by wire or telephone. An investor may redeem Class A or Class D Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

         Shareholders may redeem Class A or Class D Shares by means of a Check Redemption Service. If Class A Shares or Class D are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

         Class A and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

         If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ---- CLASS B SHARES AND CLASS C SHARES

         Class B Shares

         There is no sales charge imposed upon an exchange for Class B Shares of the Fund, but investors may be subject to a CDSC when Class B Shares are redeemed.

         The CDSC will be based on the lesser of the net asset value at the time of original purchase of the Class B shares of the Income Fund(s) and/or the Equity Fund(s) which were exchanged for the Fund Class B Shares now being redeemed or the net asset value of such Fund Class B Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

         Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Income Fund or Equity Fund Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than three years that were exchanged from Income Fund Class B shares, Class B Shares held more than four years for Class B Shares that were exchanged from Equity Fund Class B shares or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

         For example, assume an investor purchased 100 Class B Shares of an Equity Fund with a net asset value of $8 per share (i.e., at an aggregate net asset value of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, the investor has acquired five additional Class B shares of the Equity Fund through dividend reinvestment. If at such time the investor exchanges all of his Equity Fund Class B shares for Class B Shares of one of the Funds, the investor will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Fund). Assume twelve months later the investor acquires 50 additional Class B Shares of the Fund through dividend reinvestments. If at such time the investor makes his first redemption of 500 Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to the charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, the CDSC would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity Fund).

         The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

         Class C Shares

         There is no sales charge imposed upon an exchange for Class C Shares of the Fund, but investors may be subject to a CDSC when Class C Shares are redeemed. When Class C shares of one of the other investment portfolios of the Republic Funds are exchanged for Class C Shares of the Fund and those shares are redeemed less than one year after the original purchase of the Class B shares of the other Republic Fund (calculated from the last day of the month in which the shares were purchased), those Class C Shares of the Fund will be subject to a 1.0% CDSC in most cases. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Class B Shares." Class C Shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to [%] of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

CONVERSION FEATURE

         Five years after the original purchase of Income Fund Class B shares which have been exchanged for Class B Shares of the Fund and six years after the original purchase of Equity Fund Class B shares which have been exchanged for Class B Shares of the Fund, Class B Shares of the Fund will convert automatically to Class A Shares or Class D Shares, depending upon whether the investor is eligible for Class D Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to Class A or Class D Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class A or Class D Shares as he or she had of Class B Shares. For Class B Shares that were exchanged from Income Fund Class B shares, the conversion occurs five years after the beginning of the calendar month in which the Income Fund Class B shares were purchased. For Class B shares that were exchanged from Equity Fund Class B shares, the conversion occurs six years after the beginning of the calendar month in which the Equity Fund Class B shares were purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Investor Shares.

                           DIVIDENDS AND DISTRIBUTIONS

         The net income of the Fund, as defined below, is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the net income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

         Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund Shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per Share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into five classes of shares.

         Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

         Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote.

         Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                RETIREMENT PLANS

      Class A and Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

      Class A and Class D Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BYSIS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

      The Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403(b) plans.

                                    TAXATION

         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Trust. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The Fund's audited financial statements dated September 30, 1998 are hereby incorporated herein by reference from the Annual Report of the Fund dated September 30, 1998 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         GENERAL AND ACCOUNT INFORMATION:   (888) 525-5757 (TOLL FREE)

                           REPUBLIC MONEY MARKET FUND
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

      General
        and                                            (888) 525-5757(Toll Free)
 Account Information
--------------------------------------------------------------------------------

             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                              BISYS Fund Services -

                     Administrator, Distributor and Sponsor

                      ("BISYS," "Sponsor" or "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end management investment company which currently consists of eight separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into five separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares"), Class D (the "Class D Shares) and Class Y (the "Class Y Shares").

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in a portfolio of high quality money market instruments with maturities of 397 days or less, and repurchase agreements with respect to such obligations.

         Class A Shares, Class D. Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED ________________, 1999 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

______________, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................3

         Selection of Investments.................................................................................4
         Foreign Investments......................................................................................4
         Interest Rates...........................................................................................5
         Concentration............................................................................................5
         Securities Lending.......................................................................................5
         Repurchase Agreements....................................................................................5
         General..................................................................................................6
         Portfolio Transactions...................................................................................6
         Investment Restrictions..................................................................................7
         Non-Fundamental Restriction..............................................................................9
         Percentage and Rating Restrictions.......................................................................9

PERFORMANCE INFORMATION..........................................................................................10


MANAGEMENT OF THE TRUST..........................................................................................11

         Trustees and Officers...................................................................................11
         Compensation Table......................................................................................12
         Investment Adviser......................................................................................13
         Distribution Plans ---- Class A, Class B, and Class C and Class D Shares Only...........................15
         The Distributor and Sponsor.............................................................................15
         Administrative Services Plan............................................................................16
         Administrator...........................................................................................16
         Transfer Agent..........................................................................................17
         Custodian...............................................................................................17
         Shareholder Servicing Agents............................................................................17
         Expenses................................................................................................19

DETERMINATION OF NET ASSET VALUE.................................................................................19


PURCHASE OF SHARES...............................................................................................20

         Exchange Privilege......................................................................................20
         Automatic Investment Plan...............................................................................21
         Purchases Through a Shareholder Servicing Agent or a Securities Broker..................................21

REDEMPTION OF SHARES.............................................................................................22

         Systematic Withdrawal Plan..............................................................................23
         Redemption of Shares Purchased Directly Through the Distributor.........................................23
         Check Redemption Service................................................................................23
         Contingent Deferred Sales Charge ("CDSC") ---- Class B and Class C Shares...............................24
         Conversion Feature......................................................................................25

DIVIDENDS AND DISTRIBUTIONS......................................................................................26

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.............................................................26


TAXATION.........................................................................................................28


OTHER INFORMATION................................................................................................30

         Capitalization..........................................................................................30
         Independent Auditors....................................................................................30
         Counsel.................................................................................................30
         Registration Statement..................................................................................30
         Financial Statements....................................................................................30
         Shareholder Inquiries...................................................................................31

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective, strategies and risks of the Fund discussed in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in a portfolio of high quality money market instruments with maturities of 397 days or less, and repurchase agreements with respect to such obligations.
Examples of these instruments include:

         - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in commercial bank for a definite period of time and earning a specified return.

         - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

         - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

         - corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

         - municipal obligations: high-grade, short-term municipal obligations.

         - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

         -        repurchase agreements: with respect to U.S. Treasury or U.S.
                  government agency obligations.

         The Fund will invest only in high-quality securities that the Adviser believes present minimal credit risk. High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

         There can be no assurance that the investment objectives of the Fund will be achieved. The investment objective and strategies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

SELECTION OF INVESTMENTS

         The Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and this prospectus supplemented.

         Securities issued or guaranteed as to principal and interest by the U.S. government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

         Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

FOREIGN INVESTMENTS

         The Fund may invest without limit in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

         There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

         In addition, the Fund's foreign investments may be subject to the risk of nationalization or expropriation of foreign deposits, foreign withholding taxes, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

         Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

INTEREST RATES

         The value of the securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

CONCENTRATION

         The Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

SECURITIES LENDING

         The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions must be fully collateralized at all times with cash and short- term debt obligations. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may also enter into repurchase agreements. See "Repurchase Agreements" below.

REPURCHASE AGREEMENTS

         A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Trust might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral on behalf of the Fund. The Trust may enter into repurchase agreements on behalf of the Fund only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

GENERAL

         The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

PORTFOLIO TRANSACTIONS

         Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

         (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

         (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (5) purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

         (6) concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one;

         (7)      issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

         (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

         (9) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

         (10)     invest for the purpose of exercising control or management;

         (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

         (12) taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

         (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (14) write, purchase or sell any put or call option or any combination thereof;

         (15) taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

         (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

         (17) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

NON-FUNDAMENTAL RESTRICTION

         The Fund will not as a matter of operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

         From time to time the Trust may provide annualized "yield" and "effective yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, and effective yield are mandated by the Securities and Exchange Commission. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. Specifically, the yield is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Specifically, the "effective yield" quotation of the Fund is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value of the first day of such period, and (b) subtracting 1 from the results. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based, and since a Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Fund's yield or effective yield, if applicable, in the future. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

         A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

         Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

         Performance information for the Fund has not been provided because the Fund did not offer its shares prior to November 9, 1998. Performance information provided in the future will be done so in the manner described above.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

WALTER B. GRIMM*, President and Secretary
         Employee of BISYS Fund Services, Inc., June, 1992 to present; prior to June, 1992 President of Leigh Investments Consulting (investment firm).

ANTHONY J. FISCHER, Vice President
         Employee of BISYS Fund Services, Inc., April, 1998 to present; Employee of SEI Investments and Merrill Lynch prior to April 1998.

PENNY D. GRANDOMINICO*, Vice President
         Employee of BISYS Fund Services, Inc., April 1995 to present; Financial Consultant, Smith Barney, July 1992 to April 1995.

ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ELLEN STOUTAMIRE, Secretary
         Employee of BISYS Fund Services, Inc., April, 1997 to present; Attorney in private practice prior to April 1997.

ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         *Messrs. Grimm, Fischer and Waters and Mss. Grandominico, Brady, Stoutamire and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

Name of Trustee            Aggregate             Pension or             Estimated             Total Compensation
                           Compensation          Retirement             Annual Benefits       From Fund
                           from Trust            Benefits Accrued       Upon  Retirement      Complex* to
                                                 as Part of Fund                              Trustees
                                                 Expenses
-----------------          -----------------     -----------------      -----------------     -----------------
Frederick C. Chen          [$2,900]              none                   none                  [$8,600]
Alan S. Parsow             [$2,600]              none                   none                  [$7,600]
Larry M. Robbins           [$2,600]              none                   none                  [$7,600]
Michael Seely              [$2,600]              none                   none                  [$7,600]

---------------

         *The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.

         The compensation table above reflects the fees received by the Trustees for the year ended December 31, 1998. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of [$3,600] and a fee of [$1,000] for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of [$4,600] and a fee of [$1,000] for each meeting attended.

         As of December 31, 1998, the Trustees and officer of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, no shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares).

         As of January 6, 1999, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street - 10th Floor, New York, New York, 10018 -- 77.39% (Class A Shares); Kinco & Co. c/o Republic National Bank, One Hanson Place - Lower Level, Brooklyn, New York, 11243 -- 11.12% (Class A Shares); and BHC Securities, Inc., Twelve Hundred, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 -- 6.21% (Class A ). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be deemed to control the Fund by virtue of such share ownership.


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic serves as investment adviser to the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the investments of the Fund pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" above. The Adviser does not place orders with the

Distributor. For its services under the Investment Advisory Contract, the Adviser receives fees, payable monthly, from the Fund at the annual rate of 0.20% of the Fund's average daily net assets.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company, and currently provides investment advisory services for individuals, trusts, estates and institutions.

         Republic and its affiliates may have deposit, loan and other commercial banking relationships with issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. Republic and its affiliates deal, trade and invest for their own accounts in U.S. Government and Municipal obligations and are dealers of various types of U.S. Government and Municipal obligations. Republic and its affiliates may sell U.S. Government and Municipal obligations to, and purchase them from, other investment companies sponsored by BISYS Fund Services. There is no restriction on the amount or type of U.S. Government or Municipal obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Fund. If Republic were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders of the Fund approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Fund, the Trust would seek alternative means of providing such services.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         The Fund did not incur expenses pursuant to the Investment Advisory Contract prior to November 9, 1998 because the Fund had not commenced offering its Shares prior to that date.

         Pursuant to a license agreement between the Trust and Republic dated October 6, 1994, the Trust may continue to use in its name "Republic" only if Republic does not request that the Trust change its name to eliminate all reference to "Republic" upon the expiration or earlier termination of any investment advisory agreement between the Trust and Republic.

DISTRIBUTION PLANS -- CLASS A, CLASS B, CLASS C AND CLASS D SHARES ONLY

         Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and Class D Shares (the "Class D Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan, and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares, and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         The Fund did not incur expenses pursuant to the Distribution Plans prior to November 9, 1998 because the Fund had not commenced offering its shares prior to that date.

THE DISTRIBUTOR AND SPONSOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

         Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

         The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

         Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         The Fund did not incur expenses pursuant to the Administration Agreement prior to November 9, 1998 because the Fund had not commenced offering its Shares prior to that date.

TRANSFER AGENT

         The Trust has entered into Transfer Agency Agreements with Investors Bank & Trust Company ("IBT") and BISYS, pursuant to which IBT acts as transfer agent for the Fund with respect to the Class A Shares, Class D Shares and Class Y Shares and BISYS acts as transfer agent for the Fund with respect to the Class B Shares and Class C Shares (the "Transfer Agents"). The Transfer Agents maintain an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02117. The principal business address of BYSIS is 3435 Stelzer Road, Columbus, OH 43219.

         Pursuant to an agreement, as of April 1, 1999, BISYS will provide all services with respect to each class of shares of the Fund.

CUSTODIAN

         Pursuant to a Custodian Agreement, Republic also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, Republic receives such compensation as may from time to time be agreed upon by it and the Trust.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including Republic, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

         The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Fund. The Trust engages banks as Shareholder Servicing Agents on behalf of the Fund only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

         Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are Republic and its affiliates.

         Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

         Purchases of Class A Shares, Class D Shares and Class Y Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

         While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

         All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

         An investor may purchase Class A Shares and Class D Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

EXCHANGE PRIVILEGE

         By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: Republic U.S. Government Fund, Republic Bond Fund, Republic Overseas Equity Fund, Republic Opportunity Fund, Republic New York Tax-Free Bond Fund, Republic

New York Tax-Free Fund, Republic Equity Fund, and such other Republic Funds or other registered investment companies for which Republic serves as investment adviser as Republic may determine (the "Republic Funds"). An investor will receive Class A Shares of the Money Market Funds in exchange for Class A Shares of the Republic Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A Shares of a Republic Fund. Class B Shares, Class C Shares and Class Y Shares may be exchanged for shares of the same class of one or more of the Republic Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more Republic Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the Republic Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund.

         The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

         An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 888-525-5757, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

         The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

         For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

         Class A and Class D Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements.

         Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

         For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                              REDEMPTION OF SHARES

         A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

         Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Investor Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

         Redemption by wire or telephone. An investor may redeem Class A or Class D Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

         Shareholders may redeem Class A or Class D Shares by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

         Class A and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

         If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") -- CLASS B AND CLASS C SHARES

         Class B Shares

         There is no sales charge imposed upon an exchange for Class B Shares of the Fund, but investors may be subject to a CDSC when Class B Shares are redeemed.

         The CDSC will be based on the lesser of the net asset value at the time of original purchase of the Class B shares of the Income Fund(s) and/or the Equity Fund(s) which were exchanged for the Fund Class B Shares now being redeemed or the net asset value of such Fund Class B Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

         Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Income Fund or Equity Fund Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than three years that were exchanged from Income Fund Class B shares, Class B Shares held more than four years for Class B Shares that were exchanged from Equity Fund Class B shares or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

         For example, assume an investor purchased 100 Class B Shares of an Equity Fund with a net asset value of $8 per share (i.e., at an aggregate net asset value of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, the investor has acquired five additional Class B shares of the Equity Fund through dividend reinvestment. If at such time the investor exchanges all of his Equity Fund Class B shares for Class B Shares of one of the Funds, the investor will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Fund). Assume twelve months later the investor acquires 50 additional Class B Shares of the Fund through dividend reinvestments. If at such time the investor makes his first redemption of 500 Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to the charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, the CDSC would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity
Fund).

         The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

         Class C Shares

         There is no sales charge imposed upon an exchange for Class C Shares of the Fund, but investors may be subject to a CDSC when Class C Shares are redeemed. When Class C shares of one of the other investment portfolios of the Republic Funds are exchanged for Class C Shares of the Fund and those shares are redeemed less than one year after the original purchase of the Class B shares of the other Republic Fund (calculated from the last day of the month in which the shares were purchased), those Class C Shares of the Fund will be subject to a 1.0% CDSC in most cases. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Class B Shares." Class C Shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to [%] of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

CONVERSION FEATURE

         Five years after the original purchase of Income Fund Class B shares which have been exchanged for Class B Shares of the Fund and six years after the original purchase of Equity Fund Class B shares which have been exchanged for Class B Shares of the Fund, Class B Shares of the Fund will convert automatically to Class A or Class D Shares depending upon whether the investor is eligible for Class D Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to Class A Shares or Class D takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class A Shares as he or she had of Class B Shares. For Class B Shares that were exchanged from Income Fund Class B shares, the conversion occurs five years after the beginning of the calendar month in which the Income Fund Class B shares were purchased. For Class B shares that were exchanged from Equity Fund Class B shares, the conversion occurs six years after the beginning of the calendar month in which the Equity Fund Class B shares were purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Investor Shares.

                           DIVIDENDS AND DISTRIBUTIONS

         The net income of the Fund, as defined below, is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the net income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

         Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund Shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per Share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series.

Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into five classes of shares.

         Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

         Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote.

         Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                    TAXATION

         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, whether received in cash or reinvested in

Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Trust. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         Financial Statements for the Fund have not been prepared because the Fund did not offer Shares prior to November 9, 1998.

SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         GENERAL AND ACCOUNT INFORMATION:   (888) 525-5757 (TOLL FREE)

                                     PART C

ITEM 23.  EXHIBITS

      (a)(1)      Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments. 1

      (a)(2)      Establishment and designation of series for Republic Taxable Bond Fund, Republic Overseas
                  Equity Fund and Republic Opportunity Fund. 7

      (b)         By-Laws. 1

      (c)         Specimen certificate of shares of beneficial interest of Republic Funds. 1

      (d)(1)      Master Investment Advisory Contract, with supplements regarding Republic New York Tax-Free Bond
                  Fund, Republic New York Tax-Free Money Market Fund and Republic Equity Fund. 1

      (d)(2)      Amended and Restated Second Master Investment Advisory Contract, with supplement regarding
                  Republic U.S. Government Money Market Fund. 1

      (d)(3)      Subadvisory  Agreement  between  Alliance  Capital  Management  L.P. and Republic National Bank
                  of New York regarding Republic Equity Fund. 9

      (d)(4)      Subadvisory Agreement between Brinson Partners, Inc. and Republic National Bank of New York
                  regarding Republic Equity Fund. 9

      (e)         Distribution Agreement regarding Republic U.S. Government
                  Money Market Fund, Republic New York Tax Free Money Market
                  Fund, Republic New York Tax Free Bond Fund, Republic Equity
                  Fund, Republic Taxable Bond Fund, Republic Overseas Equity
                  Fund and Republic Opportunity Fund. 9

      (f)         Not applicable.

      (g)(1)      Custodian Agreement - IBT. 1

      (g)(2)      Transfer Agency and Service Agreement - IBT. 1

      (g)(3)      Form of Custodian Agreement - Republic (to be filed by amendment).

      (g)(4)      Form of Transfer Agency and Service Agreement - BISYS. 11

      (h)(1)      Form of Service Agreement. 1

      (h)(2)      Administrative Agreement regarding Republic U.S. Government Money Market Fund, Republic New
                  York Tax-Free Money Market Fund, Republic New York



                  Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund
                  and Republic Opportunity Fund. 9

      (h)(3)      Amended and Restated Administrative Services Plan. 6

      (i)         Opinion of Counsel. 2

      (j)         Consent of Independent Auditors - (to be filed by amendment).

      (k)         Not applicable.

      (l)(1)      Initial Investor Representation letter regarding Republic International Equity Fund and
                  Republic Fixed Income Fund. 3

      (l)(2)      Initial Investor Representation letter regarding Republic Equity Fund. 2

      (m) Amended and Restated Master Distribution Plan, with supplements regarding Republic U.S. Government Money Market
                  Fund, Republic New York Tax-Free Money Market Fund, Republic
                  New York Tax-Free Bond Fund, Republic Equity Fund, Republic
                  Bond Fund, Republic Overseas Equity Fund and Republic
                  Opportunity Fund. 6

      (n)(1)      Schedule of Performance Computations. 1

      (n)(2)      Financial Data Schedules - (to be filed by amendment).

      (o)         Multiple Class Plan. 5

      (p)(1)      Powers of Attorney of Trustees and Officers of Registrant and Republic  Portfolios. 8

      (p)(2)      Power of Attorney for Adrian Waters. 10

      (p)(3)      Power of Attorney for Walter B. Grimm. 12

      ------------------------------------
         1. Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

         2. Incorporated herein by reference from post-effective amendment No. 33 to the Registration Statement as filed with the SEC on June 27, 1995.

         3 . Incorporated herein by reference from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.


         4. Incorporated herein by reference from post-effective amendment No. 36 to the Registration Statement as filed with the SEC on March 1, 1996.

         5. Incorporated herein by reference from post-effective amendment No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

         6. Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

         7. Incorporated herein by reference from post-effective amendment No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

         8. Incorporated herein by reference from post-effective amendment No. 42 to the Registration Statement filed with the SEC on January 31, 1997.

         9. Incorporated herein by reference from post-effective amendment No. 46 to the Registration Statement as filed with the SEC on February 28, 1997.

         10. Incorporated herein by reference from post-effective amendment No. 50 to the Registration Statement as filed with the SEC on January 2, 1998.

         11. Incorporated herein by reference from post-effective amendment No. 52 to the Registration Statement as filed with the SEC on March 12, 1998.

         12. Incorporated herein by reference from post-effective amendment No. 54 to the Registration Statement as filed with the SEC on August 24, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25.  INDEMNIFICATION

         Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable.

         If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         Republic National Bank of New York ("Republic") acts as investment adviser to Republic Funds and Republic Advisor Funds Trust, and is a subsidiary of Republic New York Corporation ("RNYC"), 452 Fifth Avenue, New York, New York 10018, a registered bank holding company. Republic's directors and principal executive officers, and their business and other connections for at least the past two years, are as follows (unless otherwise noted by footnote, the address of all directors and officers is 452 Fifth Avenue, New York, New York 10018):

                     NAME -- BUSINESS AND OTHER CONNECTIONS

KURT ANDERSEN
Vice Chairman and a Director of Republic New York Corporation ("RNYC") and Republic Bank.

ANTHONY G. CHAPPELL
Executive Vice President and Director of Republic Bank.

CYRIL S. DWEK
Vice Chairman of the Board and Director of Republic Bank and RNYC.

ERNEST GINSBERG
Vice Chairman of the Board and Director of RNYC and Republic Bank.

NATHAN HASSON
Vice Chairman of the Board, Director and Treasurer of Republic Bank and Vice Chairman of the Board and Director of RNYC.

JEFFREY C. KEIL
President and Director of RNYC and Vice Chairman of the Board and Director of Republic Bank.

PETER KIMMELMAN
A private investor and a Director of RNYC and Republic Bank.(1)

PAUL L. LEE
Executive Vice President and Director of Republic Bank; Executive Vice President and General Counsel of RNYC.

LEONARD LIEBERMAN
Director of various companies, including Consolidated Cigar Corporation and Outlet Communications, Inc.; Director of RNYC and Republic Bank.

WILLIAM C. MACMILLEN, JR.
President, William C. MacMillen & Co., Inc. (Investment Banking) and a Director of RNYC and Republic Bank.(2)

PETER J. MANSBACH
Director and Chairman of the Executive Committee of Republic Bank and RNYC.

MARTIN F. MERTZ
Director of RNYC and Republic Bank.

CHARLES G. MEYER, JR.
President of Cord Meyer Development Co. and Director of Republic Bank.(3)

JAMES L. MORICE
Partner in the management consulting and executive search firm of Mirtz Morice, Inc. and a Director of RNYC and Republic Bank.(4)

E. DANIEL MORRIS
President, Corsair Capital Corporation and Director of RNYC.

DR. JANET L. NORWOOD
Senior Fellow at The Urban Institute (research organization); Director of RNYC and Republic Bank.

JOHN A. PANCETTI
Director of RNYC and Republic Bank.

VITO S. PORTERA
Vice Chairman of the Board, and a Director of RNYC and Republic Bank. Also, Chairman of the Board of Republic International Bank of New York, the Florida Edge Act subsidiary of Republic Bank.

WILLIAM P. ROGERS
Partner, Rogers & Wells and Director of RNYC and Republic Bank.

SILAS SAAL
Vice Chairman and Director of Republic Bank and RNYC; Chief Trading Officer of Republic Bank.

DOV C. SCHLEIN
President and Chief Operating Officer of Republic Bank, and a Director of RNYC and Republic Bank.

RICHARD C. SPIKERMAN
Executive Vice President and Director of Republic Bank.

JOHN TAMBERLANE
Director of Republic Bank; President of the Consumer Bank Division of Republic Bank.

WALTER H. WEINER
Chairman of the Board, Director and Chief Executive Officer of Republic Bank and RNYC.

GEORGE T. WENDLER
Vice Chairman and Director of Republic Bank; Senior Credit Officer of Republic Bank.

PETER WHITE
Senior Consultant and a Director of RNYC and Republic Bank.

-----------------------------------
(1) 1270 Avenue of the Americas, Suite 3010, New York  10020.
(2) 254 Victoria Place, Lawrence, New York  11559.
(3) 111-15 Queens Boulevard, 2nd Floor, Forest Hills, New York, New York  11375.
(4) One Dock Street, Stamford, CT  06902

ITEM 27.  PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services (the "Sponsor") and its affiliates serve as distributor and administrator for other registered investment companies.

         (b) The information required by this Item 29 with respect to each director or officer of BISYS is hereby incorporated herein by reference from Form BD as filed by the Sponsor pursuant to the Securities Exchange Act of 1934 (File No. 8-32480).

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: Republic National Bank of New York, 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035; and Investors Bank & Trust Company, N.A., 89 South Street, Boston, Massachusetts 02110.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

ITEM 30.  UNDERTAKINGS

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Republic Funds certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 33-7647) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 25th day of January, 1999.

REPUBLIC FUNDS

By WALTER B. GRIMM**
---------------------------
Walter B. Grimm
President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on January 25, 1999.


WALTER B. GRIMM**
------------------------------
Walter B. Grimm
President

ADRIAN WATERS**
------------------------------
Adrian Waters
Treasurer and Principal Accounting
  and Financial Officer

ALAN S. PARSOW*
------------------------------
Alan S. Parsow
Trustee

LARRY M. ROBBINS*
------------------------------
Larry M. Robbins
Trustee

MICHAEL SEELY*
------------------------------
Michael Seely
Trustee

FREDERICK C. CHEN*
------------------------------
Frederick C. Chen
Trustee

 *By  /S/ DAVID  J.  HARRIS
------------------------------
David  J.  Harris, as attorney-in-fact pursuant to a power of attorney filed as
Exhibit  19 to post-effective amendment No. 40.

**By  /S/ CATHERINE BRADY
------------------------
Catherine Brady, as attorney-in-fact pursuant to powers of attorney filed as
Exhibit 19 to post-effective amendment No. 40, Exhibit 19 to post-effective amendment No. 46 and Exhibit 19 to post-effective amendment No. 52.

         Republic Portfolios (the "Portfolio Trust") has duly caused this amendment to the registration statement on Form N-1A (File No. 33-7647) ("Registration Statement") of Republic Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized on the 25th day of January, 1999.


REPUBLIC PORTFOLIOS

By WALTER B. GRIMM**
   --------------------------
   Walter B. Grimm
   President

         Pursuant to the requirements of the Securities Act of 1933, the post-effective amendment to the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on Janaury 25, 1999.


WALTER B. GRIMM**
----------------------------
Walter B. Grimm
President


ADRIAN WATERS**

--------------------------
Adrian Waters
Treasurer and Principal Accounting and Financial Officer of the Portfolio Trust

ALAN S. PARSOW*
--------------------------
Alan S. Parsow
Trustee of the Portfolio Trust

LARRY M. ROBBINS*
--------------------------
Larry M. Robbins
Trustee of the Portfolio Trust

MICHAEL SEELY*
--------------------------
Michael Seely
Trustee of the Portfolio Trust

FREDERICK C. CHEN*
--------------------------
Frederick C. Chen
Trustee of the Portfolio Trust


*By  /S/  DAVID  J.  HARRIS
     --------------------------
David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as
Exhibit 19 to post-effective amendment No. 40.

**   /S/CATHERINE BRADY
     --------------------------
Catherine Brady, as attorney-in-fact pursuant to powers of attorney filed as
Exhibit 19 to post-effective amendment No. 40, Exhibit 19 to post-effective amendment No. 46 and Exhibit 19 to post-effective amendment No. 52.